The BNY Mellon Funds

Funds	Ticker Symbols
	Class M shares	Investor shares
BNY Mellon Large Cap Stock Fund	MPLCX	MILCX
BNY Mellon Large Cap Market Opportunities Fund	MMOMX	MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	MTSMX	MTSIX
BNY Mellon Income Stock Fund	MPISX	MIISX
BNY Mellon Mid Cap Stock Fund	MPMCX	MIMSX
BNY Mellon Small Cap Stock Fund	MPSSX	MISCX
BNY Mellon U.S. Core Equity 130/30 Fund	MUCMX	MUCIX
BNY Mellon Focused Equity Opportunities Fund	MFOMX	MFOIX
BNY Mellon Small/Mid Cap Fund	MMCMX	MMCIX
BNY Mellon International Fund	MPITX	MIINX
BNY Mellon Emerging Markets Fund	MEMKX	MIEGX
BNY Mellon International Appreciation Fund	MPPMX	MARIX
BNY Mellon Bond Fund	MPBFX	MIBDX
BNY Mellon Intermediate Bond Fund	MPIBX	MIIDX
BNY Mellon Intermediate U.S. Government Fund	MGVMX	MOVIX
BNY Mellon Short-Term U.S. Government Securities Fund	MPSUX	MISTX
BNY Mellon National Intermediate Municipal Bond Fund	MPNIX	MINMX
BNY Mellon National Short-Term Municipal Bond Fund	MPSTX	MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	MPPIX	MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MMBMX	MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	MNYMX	MNYIX
BNY Mellon Municipal Opportunities Fund	MOTMX	MOTIX
BNY Mellon Balanced Fund	MPBLX	MIBLX
BNY Mellon Money Market Fund	MLMXX	MLOXX
BNY Mellon National Municipal Money Market Fund	MOMXX	MNTXX

P R O S P E C T U S December 31, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Contents

Fund Summaries
Fund Details

Shareholder Guide

Buying, Selling and Exchanging Shares	127
General Policies	131
Distributions and Taxes	133
Financial Highlights	135
For More Information

See back cover.

The Funds

Each fund is offering its Class M shares and Investor shares in this prospectus.

Class M shares are generally offered only to Wealth Management clients of The Bank of New York Mellon Corporation (BNY Mellon) that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as “Qualified Accounts.” BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as “sweep vehicles” for cash held in Qualified Accounts. Any such investments in BNY Mellon Money Market Fund or BNY Mellon National Municipal Money Market Fund must be in the respective fund’s Class M shares. Class M shares also are offered to certain investment advisory firms on behalf of their high net worth and related clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in a fund through an omnibus account (Investment Advisory Firms).

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients). Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors, a division of MBSC Securities Corporation (BNY Mellon Wealth Advisors Brokerage Clients), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in one or more funds, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which The Dreyfus Corporation or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans).

An investment in a fund is not a bank deposit. It is not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. It is not a complete investment program. You could lose money in a fund, but you also have the potential to make money.

Fund Summary

BNY Mellon Large Cap Stock Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.65%	0.65%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.80%	1.05%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$82	$255	$444	$990
Investor	$107	$334	$579	$1,283

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 71.61% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500).

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

The bar chart and tables provide some indication of the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and the assets of another CTF) were transferred to the fund. The bar chart shows you how the performance of the fund’s Class M shares has varied from year to year. The top table compares the performance of the fund’s Class M shares over time to that of the S&P 500, a widely recognized unmanaged index of stock performance. Please note that the performance figures for the fund’s Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown.

The bottom table compares the performance of the fund’s Class M shares and Investor shares to that of the S&P 500 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000).These performance figures for the fund’s Class M shares are shown before and after taxes and do not reflect the predecessor CTF’s performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)* Class M
Best Quarter Q3, 2009: 18.04% Worst Quarter Q4, 2008: -22.75%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 6.38%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
BNY Mellon Large Cap Stock Fund - Class M	27.24%	0.14%	-2.02%*
S&P 500	26.47%	0.42%	-0.95%

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	27.24%	0.14%	-2.32%
Class M returns after taxes on distributions	27.02%	-0.59%	-2.81%
Class M returns after taxes on distributions and sale of fund shares	17.91%	0.22%	-1.93%
Investor (7/11/01) returns before taxes	26.88%	-0.13%	-0.19%
S&P 500 reflects no deduction for fees, expenses or taxes	26.47%	0.42%	-0.88%**

*Reflects the performance of the predecessor CTF through 10/1/00.

**From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Sean P. Fitzgibbon and Jeffrey D. McGrew have been the fund’s primary portfolio managers since February 2007 and January 2010, respectively. Mr. Fitzgibbon is a senior vice president, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. McGrew is a managing director, portfolio manager, research analyst and a member of the global core equity team of TBCAM. Each is a dual employee of The Dreyfus Corporation and TBCAM.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Large Cap Market Opportunities Fund
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.70%	0.70%
Other expenses**
Shareholder services fees	none	0.25%
Administration fees	0.11%	0.11%
Other expenses of the fund	0.15%	0.15%
Acquired fund fees and expenses***	0.40%	0.40%
Total annual fund operating expenses	1.36%	1.61%
Fee waiver and/or expense reimbursement[t]	(0.11)%	(0.11)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.25%	1.50%

*The fund has agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds. Based on the fund's current target allocation to the underlying fund shown below, the investment advisory fee payable by the fund would be 0.59% of the fund's average daily net assets.

**Other expenses are based on estimated amounts for the current fiscal year.

***Estimated fees and expenses to be incurred indirectly by the fund as a result of investing in an underlying fund, based on the fund’s target allocation to the underlying fund shown below. The actual indirect expenses may vary depending on the fund’s asset weighting to such underlying fund and such underlying fund’s expense ratio.

[t]The fund's investment adviser has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25%.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the fund's investment adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class M	$127	$420
Investor	$153	$497

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period July 30, 2010 (commencement of operations) through August 31, 2010, the fund’s portfolio turnover rate was 2.12% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Focused Equity Strategy	40%	0% to 50%
U.S. Large Cap Equity Strategy	40%	0% to 50%
U.S. Core Equity 130/30 Strategy	20%	0% to 50%
Dynamic Large Cap Value Strategy	0%	0% to 50%
Large Cap Growth Strategy	0%	0% to 50%
U.S. Large Cap Growth Strategy	0%	0% to 50%

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. The investment process for the Focused Equity Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with a bottom-up, fundamental approach to analyze individual companies.

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.

The portion of the fund's assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund's investment adviser. The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Normally, up to 130% of the underlying fund's assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the underlying fund's assets will be in short positions.

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. The portfolio manager focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals, and positive business momentum.

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. Fundamental financial analysis is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund’s investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among the underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund’s board when it reviews the asset allocations for the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk.

Performance

Since the fund has less than one calendar year of performance, past performance information is not presented in the Prospectus Summary. Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year. Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Walter Scott, to serve as the fund’s sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. Christopher E. Sheldon, CFA, has been the fund’s primary portfolio manager responsible for investment allocation decisions since the fund’s inception; he is Director of Investment Strategy for BNY Mellon Wealth Management and an employee of The Dreyfus Corporation. Irene D. O’Neill has been the primary portfolio manager responsible for the Focused Equity Strategy and the Large Cap Growth Strategy since the fund’s inception; she is a Managing Director of The Bank of New York Mellon and an

employee of The Dreyfus Corporation. Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund’s inception by Walter Scott's Investment Management Group (IMG) based on proposals from the U.S. investment team. The IMG, which oversees the U.S. investment team, governs investment policy at Walter Scott and is comprised of all of the firm's investment directors and senior investment managers. The members of the IMG with the most significant responsibility for the day-to-day management of the fund’s portfolio pertaining to the U.S. Large Cap Equity Strategy are Ian Clark, a director of Walter Scott, Jane Henderson, the Managing Director of Walter Scott, Roy Leckie, a director of Walter Scott and co-leader of the IMG, Charlie Macquaker, a director of Walter Scott and co-leader of the IMG, and Rodger Nisbet, the Deputy Chairman of Walter Scott. Brian C. Ferguson has been the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy since the fund’s inception; Mr. Ferguson is a Senior Vice President and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation, and an employee of The Dreyfus Corporation. Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund’s inception by members of the core research team of TBCAM, each of whom also is an employee of The Dreyfus Corporation. The team members primarily responsible for managing the portion of the fund’s assets allocated to the U.S. Large Cap Growth Strategy are Elizabeth Slover, a managing director and the director of core research at TBCAM, David Sealy, an analyst on the core research team at TBCAM, and Barry Mills, an analyst on the core research team at TBCAM.

Purchase and Sales of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.70%	0.70%
Other expenses**
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.15%	0.15%
Acquired fund fees and expenses***	0.20%	0.20%
Total annual fund operating expenses	1.17%	1.42%
Fee waiver and/or expense reimbursement[t]	(0.02)%	(0.02)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.15%	1.40%

*The fund has agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds. Based on the fund's current target allocation to the underlying fund shown below, the investment advisory fee payable by the fund would be 0.65% of the fund's average daily net assets.

**Other expenses are based on estimated amounts for the current fiscal year.

***Estimated fees and expenses to be incurred indirectly by the fund as a result of investing in an underlying fund, based on the fund’s target allocation to the underlying fund shown below. The actual indirect expenses may vary depending on the fund’s asset weighting to such underlying fund and such underlying fund’s expense ratio.

[t]The fund's investment adviser has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15%.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the fund's investment adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class M	$117	$370
Investor	$143	$447

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period July 30, 2010 (commencement of operations) through August 31, 2010, the fund’s portfolio turnover rate was 1.53% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund's after tax returns. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Large Cap Core Strategy	25%	20% to 50%
Large Cap Tax-Sensitive Strategy	25%	25% to 60%
Focused Equity Strategy	20%	0% to 30%
U.S. Large Cap Equity Strategy	20%	0% to 30%
U.S. Core Equity 130/30 Strategy	10%	0% to 30%
Dynamic Large Cap Value Strategy	0%	0% to 30%
Large Cap Growth Strategy	0%	0% to 30%
U.S. Large Cap Growth Strategy	0%	0% to 30%

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by using certain tax-sensitive strategies, which include for the fund as a whole generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains. Although the fund uses certain tax-sensitive strategies, the fund does not have any limitations regarding portfolio turnover and the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The portion of the fund's assets allocated to the Large Cap Core Strategy normally is invested primarily in equity securities of large, established companies that the portfolio manager believes have proven track records and the potential for superior relative earnings growth. The investment process for the Large Cap Core Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with bottom-up, fundamental research to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

The portion of the fund's assets allocated to the Large Cap Tax-Sensitive Strategy normally is invested primarily in equity securities of large cap companies included in the Standard & Poor's® 500 Composite Stock Price Index (S&P 500 Index). In selecting securities for the Large Cap Tax-Sensitive Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the S&P 500 Index. The Large Cap Tax-Sensitive Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Large Cap Tax-Sensitive Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500 Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the portfolio manager monitors trading activity for the fund as a whole to avoid wash sale transactions and may seek to offset any realized capital gains of the fund's other investment strategies.

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. The investment process for the Focused Equity Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with a bottom-up, fundamental approach to analyze individual companies.

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.

The portion of the fund's assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund's investment adviser. The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Normally, up to 130% of the underlying fund's assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the underlying fund's assets will be in short positions.

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. The portfolio manager focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals, and positive business momentum.

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. Fundamental financial analysis is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund’s investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among the underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund’s board when it reviews the asset allocations for the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk.

Performance

Since the fund has less than one calendar year of performance, past performance information is not presented in the Prospectus Summary. Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year. Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Walter Scott, to serve as the fund’s sub-investment adviser responsible for the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy. Christopher E. Sheldon, CFA, has been the fund’s primary portfolio manager responsible for investment allocation decisions since the fund’s inception; he is Director of Investment Strategy for BNY Mellon Wealth Management and an employee of The Dreyfus Corporation. Irene D. O’Neill has been the primary portfolio manager responsible for the Large Cap Core Strategy, the Focused Equity Strategy and the Large Cap Growth Strategy since the fund’s inception; she is a Managing Director of The Bank of New York Mellon and an employee of The Dreyfus Corporation. Thomas Murphy has been the primary portfolio manager responsible for the Large Cap Tax-Sensitive Strategy since the fund’s inception; he is Director, Tax-Managed Equity, at The Bank of New York Mellon and an employee of The Dreyfus Corporation. Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund’s inception by Walter Scott’s Investment Management Group (IMG) based on proposals from the U.S. investment team. The IMG, which oversees the U.S. investment team, governs investment policy at Walter Scott and is comprised of all of the firm's investment directors and senior investment managers. The members of the IMG with the most significant responsibility for the day-to-day management of the fund’s portfolio pertaining to the U.S. Large Cap Equity Strategy are Ian Clark, a director of Walter Scott, Jane Henderson, the Managing Director of Walter Scott, Roy Leckie, a director of Walter Scott and co-leader of the IMG, Charlie Macquaker, a director of Walter Scott and co-leader of the IMG, and Rodger Nisbet, the Deputy Chairman of Walter Scott. Brian C. Ferguson has been the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy since the fund’s inception; Mr. Ferguson is a Senior Vice President and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation, and an employee of The Dreyfus Corporation. Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund’s inception by members of the core research team of TBCAM, each of whom also is an employee of The Dreyfus Corporation. The team members primarily responsible for managing the portion of the fund’s assets allocated to the U.S. Large Cap Growth Strategy are Elizabeth Slover, a managing director and the director of core research at TBCAM, David Sealy, an analyst on the core research team at TBCAM, and Barry Mills, an analyst on the core research team at TBCAM.

Purchase and Sales of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Income Stock Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.65%	0.65%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.09%	0.09%
Total annual fund operating expenses	0.86%	1.11%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$88	$274	$477	$1,061
Investor	$113	$353	$612	$1,352

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 66.78% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund will emphasize those stocks with value characteristics, although it may also purchase growth stocks. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

The following bar chart and tables provide some indication of the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund (and the assets of another CTF) were transferred to the fund. The bar chart on the next page shows you how the performance of the fund’s Class M shares has varied from year to year. The top table compares the performance of the fund’s Class M shares over time to that of the Russell 1000 Value Index, a widely recognized unmanaged index of large capitalization value stock performance. Please note that the performance figures for the fund’s Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown.

The bottom table compares the performance of the fund’s Class M shares and Investor shares to that of the Russell 1000 Value Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund’s Class M shares are shown before and after taxes and do not reflect the predecessor CTF’s performance.

Before June 1, 2000, the CTF sought to exceed the total return performance of the S&P 500 over time. Beginning June 1, 2000, the CTF sought to exceed the total return performance of the Russell 1000 Value Index over time. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The CTF changed its benchmark due to the value orientation of the CTF and the Russell 1000 Value Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)* Class M
Best Quarter Q2, 2009: 17.95% Worst Quarter Q4, 2008: -19.85%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 3.07%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
BNY Mellon Income Stock Fund - Class M	23.07%	0.44%	-0.03%*
Russell 1000 Value Index	19.69%	-0.25%	2.47%

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	23.07%	0.44%	-0.11%
Class M returns after taxes on distributions	22.70%	-1.05%	-1.40%
Class M returns after taxes on distributions and sale of fund shares	15.36%	0.50%	-0.17%
Investor (7/11/01) returns before taxes	22.78%	0.17%	1.30%
Russell 1000 Value Index reflects no deduction for fees, expenses or taxes	19.69%	-0.25%	2.32%**

*Reflects the performance of the predecessor CTF through 10/1/00.

**From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a divison of The Dreyfus Corporation. Brian C. Ferguson has been the fund's primary portfolio manager since February 2007. Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation, and is a dual employee of The Dreyfus Corporation and TBCAM.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Mid Cap Stock Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.75%	0.75%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.90%	1.15%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$92	$287	$498	$1,108
Investor	$117	$365	$633	$1,398

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 123.41% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in stocks of mid-cap domestic companies. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor’s® MidCap 400 Index (S&P Mid Cap 400).

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

The following bar chart and tables provide some indication of the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund’s Class M shares has varied from year to year. The top table compares the performance of the fund’s Class M shares over time to that of the S&P MidCap 400, an unmanaged, capitalization- weighted index of 400 medium capitalization stocks. Please note that the performance figures for the fund’s Class M shares in the bar chart and the top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown.

The bottom table compares the performance of the fund’s Class M shares and Investor shares to that of the S&P MidCap 400 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund’s Class M shares are shown before and after taxes and do not reflect the predecessor CTF’s performance.

Before June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $3 billion, similar to the Russell 2500  Index (the Russell 2500), an unmanaged index based on the stocks of 3,000 large U.S. companies, as determined by market capitalization, but excluding the 500 largest such companies. Beginning June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $5 billion, similar to the S&P MidCap 400. The change in average market capitalization of companies held by the CTF was largely reflective of changes in the market value of companies in the benchmark. The change by the CTF reflected the view of its manager that the turnover of companies represented in the S&P MidCap 400 was less volatile than that of the Russell 2500, and that the S&P MidCap 400 was more familiar to investors. The fund currently seeks to maintain a portfolio of stocks of companies with an average market capitalization within the market capitalization range of the companies included in the S&P MidCap 400.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)* Class M
Best Quarter Q3, 2009: 17.89% Worst Quarter Q4, 2008: -24.86%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 9.54%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
BNY Mellon Mid Cap Stock Fund - Class M	32.08%	2.94%	4.37%*
S&P MidCap 400	37.38%	3.27%	6.36%

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	32.08%	2.94%	3.20%
Class M returns after taxes on distributions	31.92%	1.41%	2.24%
Class M returns after taxes on distributions and sale of fund shares	21.04%	2.56%	2.76%
Investor (7/11/01) returns before taxes	31.72%	2.67%	4.44%
S&P MidCap 400 reflects no deduction for fees, expenses or taxes	37.38%	3.27%	4.60%**

*Reflects the performance of the predecessor CTF through 10/1/00.

**From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Stephen A. Mozur has been a portfolio manager of the fund since December 2004 and the fund's primary portfolio manager since March 2009. Mr. Mozur is a vice president of The Bank of New York Mellon and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Small Cap Stock Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.85%	0.85%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses*	1.00%	1.25%

*For the fiscal year ended August 31, 2010, the fund’s investment adviser waived a portion of its fee pursuant to an undertaking, reducing total annual fund operating expenses from 1.00% to 0.98% for Class M shares and from 1.25% to 1.23% for Investor shares. This undertaking is no longer in effect.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$102	$318	$552	$1,225
Investor	$127	$397	$686	$1,511

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 183.41% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of Standard & Poor’s® SmallCap 600 Index (S&P SmallCap 600).

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

The following bar chart and tables provide some indication of the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund’s Class M shares has varied from year to year. The top table compares the performance of the fund’s Class M shares over time to that of the S&P SmallCap 600, an unmanaged index of small-cap stock performance. Please note that the performance figures for the fund’s Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund’s Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table compares the performance of the fund’s Class M shares and Investor shares to that of the S&P SmallCap 600 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund’s Class M shares are shown before and after taxes and do not reflect the predecessor CTF’s performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)* Class M
Best Quarter Q4, 2001: 17.70% Worst Quarter Q4, 2008: -23.42%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 7.06%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
BNY Mellon Small Cap Stock Fund - Class M	16.62%	-2.25%	2.00%*
S&P SmallCap 600	25.57%	1.36%	6.35%

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M shares (10/2/00) returns before taxes	16.62%	-2.25%	2.47%
Class M shares returns after taxes on distributions	16.59%	-3.83%	1.54%
Class M shares returns after taxes on distributions and sale of fund shares	10.83%	-1.87%	2.15%
Investor shares (7/11/01) returns before taxes	16.32%	-2.38%	3.05%
S&P SmallCap 600 reflects no deduction for fees, expenses or taxes	25.57%	1.36%	5.75%**

*Reflects the performance of the predecessor CTF through 10/1/00.

**From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a divison of The Dreyfus Corporation. Stephen A. Mozur has been the fund's primary portfolio manager since March 2010. Mr. Mozur is a vice president of The Bank of New York Mellon and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon U.S. Core Equity 130/30 Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.80%	0.80%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Substitute dividend expense on securities sold short	0.48%	0.48%
Other expenses of the fund	0.39%	0.44%
Total annual fund operating expenses	1.79%	2.09%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$182	$563	$970	$2,105
Investor	$212	$655	$1,124	$2,421

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 117.53% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. The fund focuses on growth and value stocks of large cap companies. The fund intends to take both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

Based on fundamental analysis, the portfolio managers generally select to buy “long” the most attractive of the higher computer model ranked securities. The portfolio managers generally select to sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. The fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the fund’s gains or losses. Normally, up to 130% of the fund’s assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the fund’s assets will be in short positions.

The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500).

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund’s gains or losses. Short sales involve borrowing securities and then selling them; thus, the fund's short sales positions effectively leverage the fund's assets.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund’s Class M shares from year to year. The table compares the performance of the fund's Class M shares and Investor shares over time to that of the S&P 500, a widely recognized unmanaged index of stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 18.42% Worst Quarter Q4, 2008: -20.95%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 7.65%.

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	Since Inception
Class M (8/1/07) returns before taxes	27.43%	-7.86%
Class M returns after taxes on distributions	27.36%	-7.96%
Class M returns after taxes on distributions and sale of fund shares	17.91%	-6.64%
Investor (8/1/07) returns before taxes	26.80%	-8.16%
S&P 500 reflects no deduction for fees, expenses or taxes	26.47%	-8.30%*

*For comparative purposes, the value of the index on 7/31/07 is used as the beginning value on 8/1/07.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Sean P. Fitzgibbon and Jeffrey D. McGrew have been the fund's primary portfolio managers since its inception in July 2007. Mr. Fitzgibbon and Mr. McGrew are senior vice president and vice president, respectively, of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Each is also a portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of TBCAM and is a dual employee of The Dreyfus Corporation and TBCAM.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Focused Equity Opportunities Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.70%	0.70%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.16%	0.46%
Total annual fund operating expenses*	0.98%	1.53%

*For the fiscal year ended August 31, 2010, the fund’s investment adviser waived a portion of its fee pursuant to an undertaking, reducing total annual fund operating expenses from 0.98% to 0.90% for Class M shares and from 1.53% to 1.15% for Investor shares. This undertaking is no longer in effect.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$100	$312	$542	$1,201
Investor	$156	$483	$834	$1,824

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period September 30, 2009 (commencement of operations) through August 31, 2010, the fund’s portfolio turnover rate was 64.75% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The portfolio manager monitors sector and security weightings and regularly evaluates the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio manager adjusts exposure limits as necessary. The fund typically sells a security when the portfolio manager believes that the investment themes have changed or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

Since the fund has less than one calendar year of performance, past performance information is not presented in the Prospectus Summary. Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year. Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Irene D. O'Neill has been the fund's primary portfolio manager since its inception in September 2009. Ms. O'Neill is a managing director and senior portfolio manager of The Bank of New York Mellon and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sales of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Small/Mid Cap Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.75%	0.75%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.20%	1.23%
Total annual fund operating expenses*	1.07%	2.35%

*For the fiscal year ended August 31, 2010, the fund’s investment adviser waived a portion of its fee pursuant to an undertaking, reducing total annual fund operating expenses from 1.07% to 0.95% for Class M shares and from 2.35% to 1.20% for Investor shares. This undertaking is no longer in effect.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$109	$340	$590	$1,306
Investor	$238	$733	$1,255	$2,686

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period September 30, 2009 (commencement of operations) through August 31, 2010, the fund’s portfolio turnover rate was 109.25% of the average value of its portfolio.

Principal Investment Strategy

The fund seeks capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and mid-cap companies. The fund currently considers small-cap and mid-cap companies to be those companies with total market capitalizations of between $200 million and $7 billion at the time of investment. If the market capitalization of a company held by the fund moves outside this range, the fund may, but is not required to, sell the company’s securities. The fund invests primarily in equity securities of U.S. issuers, but may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 2500 Index.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

Since the fund has less than one calendar year of performance, past performance information is not presented in the Prospectus Summary. Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year. Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John M. Chambers has been the fund’s primary portfolio manager since its inception in September 2009. Mr. Chambers is a vice president of The Bank of New York Mellon and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sales of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon International Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.85%	0.85%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.12%	0.12%
Total annual fund operating expenses	1.09%	1.34%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$111	$347	$601	$1,329
Investor	$136	$425	$734	$1,613

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 67.16% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 65% of its assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. However, under normal market conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Though not specifically limited, the fund ordinarily will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) countries, and will invest the portion of its assets allocated to the value investment style in at least ten foreign countries. The fund will limit its investments in any single company to no more than 5% of its assets at the time of purchase.

The core investment style portfolio manager employs a bottom-up investment approach which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager emphasizes individual stock selection rather than economic and industry trends, and identifies potential investments through extensive quantitative and fundamental research.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund.

Performance

The following bar chart and tables provide some indication of the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and the assets of another CTF) were transferred to the fund. The bar chart shows you how the performance of the fund’s Class M shares has varied from year to year. The top table compares the performance of the fund’s Class M shares over time to that of the MSCI EAFE Index, an unmanaged index designed to measure the performance of stocks issued by foreign companies in developed markets. Please note that the performance figures for the fund’s Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund’s Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table compares the performance of the fund’s Class M shares and Investor shares to that of the MSCI EAFE Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000).These performance figures for the fund’s Class M shares are shown before and after taxes and do not reflect the predecessor CTF’s performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)* Class M
Best Quarter Q2, 2009: 23.73% Worst Quarter Q3, 2002: -20.36%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was -1.92%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
BNY Mellon International Fund - Class M	29.02%	1.90%	3.55%*
MSCI EAFE Index	31.78%	3.54%	1.17%

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	29.02%	1.90%	4.61%
Class M returns after taxes on distributions	28.86%	0.47%	3.63%
Class M returns after taxes on distributions and sale of fund shares	19.77%	1.79%	4.05%
Investor (7/11/01) returns before taxes	28.82%	1.64%	5.51%
MSCI EAFE Index reflects no deduction for fees, expenses or taxes	31.78%	3.54%	2.65%**

*Reflects the performance of the predecessor CTF through 10/1/00.

**From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. D. Kirk Henry and Sean P. Fitzgibbon and Mark A. Bogar have been the fund's primary portfolio managers since September 2002 and January 2010, respectively. Mr. Henry is executive vice president and international equity portfolio manager of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Fitzgibbon is a senior vice president, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team at TBCAM. Mr. Bogar is a director, portfolio manager, research analyst and member of the global core equity team at TBCAM. Each is a dual employee of The Dreyfus Corporation and TBCAM.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Emerging Markets Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	1.15%	1.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.27%	0.25%
Total annual fund operating expenses	1.54%	1.77%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$157	$486	$839	$1,834
Investor	$180	$557	$959	$2,084

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 76.34% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. The fund may invest in companies of any size.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. However, under normal market conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Normally, the fund will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) emerging market countries, and will not invest more than 25% of its total assets allocated to the value investment style in the securities of companies in any one emerging market country.

The core investment style portfolio manager employs a bottom-up investment approach which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the Morgan Stanley Capital International (MSCI) Emerging Markets Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager emphasizes individual stock selection rather than economic and industry trends, and identifies potential investments through extensive quantitative and fundamental research.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund.

• Emerging market risk. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund’s Class M shares from year to year. The table compares the performance of the fund’s Class M shares and Investor shares over time to that of the MSCI Emerging Markets Index, an unmanaged index designed to measure the performance of stocks in emerging market countries in Europe, Latin America and the Pacific Basin open to non-local investors.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2009: 34.49% Worst Quarter Q4, 2008: -26.01%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 8.93%.

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	74.33%	13.47%	15.20%
Class M returns after taxes on distributions	74.34%	9.49%	12.41%
Class M returns after taxes on distributions and sale of fund shares	48.77%	10.84%	12.76%
Investor (7/11/01) returns before taxes	73.92%	13.20%	16.82%
MSCI Emerging Markets Index reflects no deduction for fees, expenses or taxes	79.02%	15.88%	13.67%*

*From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. D. Kirk Henry and Sean P. Fitzgibbon and Jay Malikowski have been the fund's primary portfolio managers since October 2000 and January 2010, respectively. Mr. Henry is executive vice president and international equity portfolio manager at The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Fitzgibbon is a senior vice president, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team at TBCAM. Mr. Malikowski is a vice president, portfolio manager, research analyst and member of the global core equity team at TBCAM. Each is a dual employee of The Dreyfus Corporation and TBCAM.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon International Appreciation Fund
Investment Objective

The fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.06%	0.06%
Total annual fund operating expenses*	0.68%	0.93%

*For the fiscal year ended August 31, 2010, the fund’s investment adviser waived a portion of its fee pursuant to an undertaking, reducing total annual fund operating expenses from 0.68% to 0.66% for Class M shares and from 0.93% to 0.90% for Investor shares. This undertaking was voluntary and is no longer in effect.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$69	$218	$379	$847
Investor	$95	$296	$515	$1,143

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 2.71% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of non-U.S. issuers. The fund invests primarily in Depositary Receipts (DRs) representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). DRs are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers. ADRs are priced in U.S. dollars and traded in the United States on national securities exchanges or in the over-the-counter market.

In selecting securities, the investment adviser screens the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index universe of approximately 1,000 issuers for the availability of issuers with a sponsored or unsponsored DR facility. The investment adviser then analyzes issuers with DR facilities using a proprietary mathematical algorithm to reflect the characteristics of the developed markets. As a result of this process, the fund is expected to hold ADRs representing 200-300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and, under normal circumstances, the fund will invest in at least 10 different countries.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Depositary receipts risk. The fund pursues its objective by investing primarily in DRs representing securities of non-U.S. issuers, and generally will not invest in non-U.S. issuers that do not have sponsored or unsponsored DR programs even though such issuers may otherwise be an attractive investment for the fund. The fund may invest in DRs through an unsponsored facility where the depositary issues the DRs without an agreement with the company that issues the underlying securities. Holders of unsponsored DRs generally bear all the costs of such facility, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the company that issues the underlying securities or to pass through voting rights to the holders of the DRs with respect to the underlying securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 12, 2008), substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton International Equity Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to the fund in a tax-free reorganization. The performance figures for the fund’s Class M shares in the bar chart represent the performance of the predecessor fund’s Institutional shares from year to year through September 12, 2008 and the performance of the fund’s Class M shares thereafter. The average annual total returns for the fund’s Class M shares and Investor shares in the table represent those of the predecessor fund’s Institutional shares and Class A shares, respectively, through September 12, 2008 and the performance of the fund’s Class M shares and Investor shares thereafter. These performance figures are compared to those of the MSCI EAFE Index, an unmanaged index designed to measure the performance of stocks issued by foreign companies in developed markets. These returns do not reflect the predecessor fund’s applicable sales loads for Class A shares, because the fund’s shares are not subject to any sales loads.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q2, 2009: 25.00% Worst Quarter Q4, 2008: -19.14%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was -0.17%.

Average Annual Total Returns as of 12/31/09
Share Class	1 Year	5 Years	10 Years
Class M* returns before taxes	27.85%	3.12%	-1.98%
Class M* returns after taxes on distributions	27.64%	2.56%	-2.47%
Class M* returns after taxes on distributions and sale of fund shares	19.22%	2.50%	-1.83%
Investor** returns before taxes	27.55%	2.87%	-2.19%
MSCI EAFE Index reflects no deduction for fees, expenses or taxes	31.78%	3.54%	1.17%

*Reflects the performance of the predecessor fund’s Institutional shares through September 12, 2008.

**Reflects the performance of the predecessor fund’s Class A shares through September 12, 2008.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Richard A. Brown, Thomas J. Durante and Karen Q. Wong have been the primary portfolio managers of the fund since July 2009. Each is a portfolio manager for Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation, and is a dual employee of The Dreyfus Corporation and Mellon Capital.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.40%	0.40%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.04%
Total annual fund operating expenses	0.55%	0.81%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$56	$176	$307	$689
Investor	$83	$259	$450	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 99.66% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds. The investment adviser uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

Performance

The following bar chart and tables provide some indication of the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed at right), had the same investment objective, policies, guidelines and restrictions as the fund (and the assets of two other CTFs) were transferred to the fund. The bar chart shows you how the performance of the fund’s Class M shares has varied from year to year. The top table compares the performance of the fund’s Class M shares over time to that of the Barclays Capital U.S. Aggregate Index, a broad-based, unmanaged, market-weighted index that covers the U.S. investment grade fixed-rate bond market and is comprised of U.S. government, corporate, mortgage-backed and asset-backed securities. Please note that the performance figures for the fund’s Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund’s Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table compares the performance of the fund’s Class M shares and Investor shares to that of the Barclays Capital U.S. Aggregate Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund’s Class M shares are shown before and after taxes and do not reflect the predecessor CTF’s performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)* Class M
Best Quarter Q4, 2008: 4.63% Worst Quarter Q2, 2004: -2.28%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 6.73%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
BNY Mellon Bond Fund - Class M	6.70%	4.98%	5.86%*
Barclays Capital U.S. Aggregate Index	5.93%	4.97%	6.33%

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	6.70%	4.98%	5.65%
Class M returns after taxes on distributions	5.11%	3.30%	3.73%
Class M returns after taxes on distributions and sale of fund shares	4.32%	3.25%	3.69%
Investor (7/11/01) returns before taxes	6.50%	4.73%	4.91%
Barclays Capital U.S. Aggregate Index reflects no deduction for fees, expenses or taxes	5.93%	4.97%	6.07%**

*Reflects the performance of the predecessor CTF through 10/1/00.

**From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive has been the fund's primary portfolio manager since August 2005. Mr. Flahive is first vice president of The Bank of New York Mellon and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Intermediate Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.40%	0.40%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.04%
Total annual fund operating expenses	0.55%	0.81%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$56	$176	$307	$689
Investor	$83	$259	$450	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44.58% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds. The investment adviser uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

Performance

The following bar chart and tables provide some indication of the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund’s Class M shares has varied from year to year. The top table compares the performance of the fund’s Class M shares over time to that of the Barclays Capital Intermediate Government/Credit Bond Index, a broad-based, unmanaged, market-weighted index that covers the U.S. government and investment grade corporate bond market and is comprised of issues that must have a maturity from one to (but not including) ten years. Please note that the performance figures for the fund’s Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund’s Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table compares the performance of the fund’s Class M shares and Investor shares to that of the Barclays Capital Intermediate Government/Credit Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund’s Class M shares are shown before and after taxes and do not reflect the predecessor CTF’s performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)* Class M
Best Quarter Q3, 2001: 4.58% Worst Quarter Q2, 2004: -2.68%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 5.77%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
BNY Mellon Intermediate Bond Fund - Class M	6.16%	4.63%	5.44%*
Barclays Capital Intermediate Government/Credit Bond Index	5.24%	4.66%	5.93%

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	6.16%	4.63%	5.30%
Class M returns after taxes on distributions	4.68%	3.04%	3.48%
Class M returns after taxes on distributions and sale of fund shares	3.98%	3.00%	3.45%
Investor (7/11/01) returns before taxes	5.90%	4.37%	4.60%
Barclays Capital Intermediate Government/Credit Bond Index reflects no deduction for fees, expenses or taxes	5.24%	4.66%	5.73%**

*Reflects the performance of the predecessor CTF through 10/1/00.

**From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive has been the fund's primary portfolio manager since March 2006. Mr. Flahive is first vice president of The Bank of New York Mellon and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Intermediate U.S. Government Fund
Investment Objective

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.12%	0.12%
Total annual fund operating expenses*	0.74%	0.99%

*For the fiscal year ended August 31, 2010, the fund’s investment adviser waived a portion of its fee pursuant to an undertaking, reducing total annual fund operating expenses from 0.74% to 0.65% for Class M shares and from 0.99% to 0.90% for Investor shares. This undertaking was voluntary and is no longer in effect.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$76	$237	$411	$918
Investor	$101	$315	$547	$1,213

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60.52% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, the portfolio manager conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities. The fund invests in various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In selecting other types of securities for the fund’s portfolio, the portfolio manager uses proprietary models to evaluate probable yields over time and prepayment risk, among other factors.

Under normal market conditions, the fund maintains an average effective portfolio maturity between three and ten years. The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, which means you could lose money.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield or cause the fund’s share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund’s sensitivity to rising interest rates and its potential for price declines (extension risk).

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 12, 2008), substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Intermediate Government Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to the fund in a tax-free reorganization. The performance figures for the fund’s Class M shares in the bar chart represent the performance of the predecessor fund’s Institutional shares from year to year through September 12, 2008 and the performance of the fund’s Class M shares thereafter. The average annual total returns for the fund’s Class M shares and Investor shares in the table represent those of the predecessor fund’s Institutional shares and Class A shares, respectively, through September 12, 2008 and the performance of the fund’s Class M shares and Investor shares thereafter. These performance figures are compared to those of the Barclays Capital Intermediate Government Index, an unmanaged index designed to measure the performance of intermediate-term government bonds. These returns do not reflect the predecessor fund’s applicable sales loads for Class A shares, because the fund’s shares are not subject to any sales loads.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q3, 2001: 5.21% Worst Quarter Q2, 2004: -2.20%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 5.09%.

Average Annual Total Returns as of 12/31/09
Share Class	1 Year	5 Years	10 Years
Class M* returns before taxes	0.67%	4.34%	5.47%
Class M* returns after taxes on distributions	-0.77%	2.75%	3.71%
Class M* returns after taxes on distributions and sale of fund shares	0.63%	2.78%	3.64%
Investor** returns before taxes	0.39%	4.07%	5.20%
Barclays Capital Intermediate Government Index reflects no deduction for fees, expenses or taxes	-0.32%	4.74%	5.65%

*Reflects the performance of the predecessor fund’s Institutional shares through September 12, 2008.

**Reflects the performance of the predecessor fund’s Class A shares through September 12, 2008.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive has been the fund's primary portfolio manager since September 2008. Mr. Flahive is first vice president of The Bank of New York Mellon and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Short-Term U.S. Government Securities Fund
Investment Objective

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.06%	0.06%
Total annual fund operating expenses	0.53%	0.78%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$54	$170	$296	$665
Investor	$80	$249	$433	$966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 59.58% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.

Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years. The fund may invest in individual bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield or cause the fund’s share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund’s sensitivity to rising interest rates and its potential for price declines (extension risk).

Performance

The following bar chart and tables provide some indication of the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund’s Class M shares has varied from year to year. The top table compares the performance of the fund’s Class M shares over time to that of the Barclays Capital 1-3 Year U.S. Government Index, a widely recognized, unmanaged performance benchmark for Treasury and agency securities with maturities between one and three years. Please note that the performance figures for the fund’s Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund’s Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table compares the performance of the fund’s Class M shares and Investor shares to that of the Barclays Capital 1-3 Year U.S. Government Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund’s Class M shares are shown before and after taxes and do not reflect the predecessor CTF’s performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)* Class M
Best Quarter Q4, 2008: 3.43% Worst Quarter Q2, 2004: -1.18%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 1.73%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
BNY Mellon Short-Term U.S. Government Securities Fund - Class M	1.04%	3.94%	4.22%*
Barclays Capital 1-3 Year U.S. Government Index	1.41%	4.18%	4.65%

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	1.04%	3.94%	4.04%
Class M returns after taxes on distributions	0.14%	2.56%	2.51%
Class M returns after taxes on distributions and sale of fund shares	0.67%	2.55%	2.53%
Investor (7/11/01) returns before taxes	0.70%	3.69%	3.32%
Barclays Capital 1-3 Year U.S. Government Index reflects no deduction for fees, expenses or taxes	1.41%	4.18%	4.45%**

*Reflects the performance of the predecessor CTF through 10/1/00.

**From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Lawrence R. Dunn has been the fund's primary portfolio manager since its inception in October 2000. Mr. Dunn is an assistant vice president of The Bank of New York Mellon and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon National Intermediate Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.50%	0.75%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$51	$160	$280	$628
Investor	$77	$240	$417	$930

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 42.75% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, , sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Issuer and market risk. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and tables provide some indication of the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund’s Class M shares has varied from year to year. The top table compares the performance of the fund’s Class M shares over time to that of the BofA Merrill Lynch 2-17 Year Municipal Bond Index, a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range. Please note that the performance figures for the fund’s Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance figures for the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund’s Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table compares the performance of the fund’s Class M shares and Investor shares to that of the BofA Merrill Lynch 2-17 Year Municipal Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000).These performance figures for the fund’s Class M shares are shown before and after taxes and do not reflect the predecessor CTF’s performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)* Class M
Best Quarter Q3, 2009: 6.85% Worst Quarter Q3, 2008: -2.56%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 5.73%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
BNY Mellon National Intermediate Municipal Bond Fund - Class M	13.49%	4.13%	5.24%*
BofA Merrill Lynch 2-17 Year Municipal Bond Index	9.61%	4.62%	5.98%

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	13.49%	4.13%	5.01%
Class M returns after taxes on distributions	13.49%	4.11%	4.94%
Class M returns after taxes on distributions and sale of fund shares	10.27%	4.09%	4.85%
Investor (7/11/01) returns before taxes	13.14%	3.88%	4.38%
BofA Merrill Lynch 2-17 Year Municipal Bond Index reflects no deduction for fees, expenses or taxes	9.61%	4.62%	5.71%**

*Reflects the performance of the predecessor CTF through 10/1/00.

**From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive and Mary Collette O’Brien have been the fund's primary portfolio managers since October 2000 and March 2006, respectively. Mr. Flahive and Ms. O’Brien are first vice president and vice president, respectively, of The Bank of New York Mellon and each is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon National Short-Term Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.04%	0.05%
Total annual fund operating expenses	0.51%	0.77%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$52	$164	$285	$640
Investor	$79	$246	$428	$954

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16.46% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Issuer and market risk. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund’s Class M shares from year to year. The table compares the performance of the fund’s Class M shares and Investor shares over time to that of the BofA Merrill Lynch 1-5 Year Municipal Bond Index, a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 1-5 year range.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2002: 2.50% Worst Quarter Q2, 2004: -0.99%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 1.72%.

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	5.69%	3.10%	3.39%
Class M returns after taxes on distributions	5.69%	3.09%	3.36%
Class M returns after taxes on distributions and sale of fund shares	4.48%	3.05%	3.32%
Investor (7/11/01) returns before taxes	5.45%	2.82%	2.78%
BofA Merrill Lynch 1-5 Year Municipal Bond Index reflects no deduction for fees, expenses or taxes	5.56%	4.11%	4.42%*

*From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Jeremy N. Baker and Timothy J. Sanville have been the fund's primary portfolio managers since March 2006 and October 2000, respectively. Mr. Baker and Mr. Sanville are vice president and assistant vice president, respectively, of The Bank of New York Mellon and each is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.04%	0.05%
Total annual fund operating expenses	0.66%	0.92%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$67	$211	$368	$822
Investor	$94	$293	$509	$1,131

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 7.11% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania as well as those issued by U.S. territories and possessions. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Pennsylvania personal income tax, and in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal and Pennsylvania personal income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Issuer and market risk. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

• State-specific risk. The fund is subject to the risk that Pennsylvania's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and tables provide some indication of the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund’s Class M shares has varied from year to year. The top table compares the performance of the fund’s Class M shares over time to that of the BofA Merrill Lynch 2-17 Year Municipal Bond Index, a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range. Please note that the performance figures for the fund’s Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund’s Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table compares the performance of the fund’s Class M shares and Investor shares to that of the BofA Merrill Lynch 2-17 Year Municipal Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000).These performance figures for the fund’s Class M shares are shown before and after taxes and do not reflect the predecessor CTF’s performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)* Class M
Best Quarter Q3, 2009: 6.64% Worst Quarter Q3, 2008: -2.13%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 5.63%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund - Class M	12.10%	3.41%	4.60%*
BofA Merrill Lynch 2-17 Year Municipal Bond Index**	9.61%	4.62%	5.98%

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	12.10%	3.41%	4.37%
Class M returns after taxes on distributions	12.09%	3.36%	4.30%
Class M returns after taxes on distributions and sale of fund shares	9.32%	3.45%	4.31%
Investor (7/11/01) returns before taxes	11.83%	3.14%	3.72%
BofA Merrill Lynch 2-17 Year Municipal Bond Index** reflects no deduction for fees, expenses or taxes	9.61%	4.62%	5.71%***

*Reflects the performance of the predecessor CTF through 10/1/00.

**Unlike the fund, the index is not limited to obligations issued by a single state or municipalities in that state.

***From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Jeremy N. Baker and Mary Collette O’Brien have been the fund's primary portfolio managers since March 2006 and October 2000, respectively. Mr. Baker and Ms. O’Brien are each a vice president of The Bank of New York Mellon and a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Pennsylvania state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.05%	0.05%
Total annual fund operating expenses	0.52%	0.77%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$53	$167	$291	$653
Investor	$79	$246	$428	$954

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21.44% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by U.S. territories and possessions. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Massachusetts personal income tax, and in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal and Massachusetts state personal income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Issuer and market risk. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

• State-specific risk. The fund is subject to the risk that Massachusetts’ economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 6, 2002), substantially all of the assets of another investment company managed by the investment adviser, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the “Premier Massachusetts Fund”), were transferred to the fund in a tax-free reorganization. The performance figures for the fund’s Class M shares in the bar chart represent the performance of the Premier Massachusetts Fund’s Class R shares from year to year through September 6, 2002 and the performance of the fund’s Class M shares thereafter. The performance figures for the fund’s Class M shares and Investor shares in the table represent the performance of the Premier Massachusetts Fund’s Class R shares and Class A shares, respectively, through September 6, 2002 and the performance of the fund’s Class M shares and Investor shares thereafter. These performance figures do not reflect the front-end sales load that was applicable to the Premier Massachusetts Fund’s Class A shares. If such sales load were reflected, the returns shown would have been lower. These performance figures are compared to those of the BofA Merrill Lynch 2-17 Year Municipal Bond Index, a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q3, 2009: 5.30% Worst Quarter Q2, 2004: -2.03%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 5.52%.

Average Annual Total Returns as of 12/31/09
Share Class	1 Year	5 Years	10 Years
Class M* returns before taxes	10.10%	4.05%	4.97%
Class M* returns after taxes on distributions	10.10%	4.04%	4.97%
Class M* returns after taxes on distributions and sale of fund shares	7.90%	3.99%	4.86%
Investor** returns before taxes	9.83%	3.79%	4.71%
BofA Merrill Lynch 2-17 Year Municipal Bond Index*** reflects no deduction for fees, expenses or taxes	9.61%	4.62%	5.98%

*Reflects the performance of Class R shares of the Premier Massachusetts Fund through September 6, 2002.

**Reflects the performance of Class A shares of the Premier Massachusetts Fund through September 6, 2002.

***Unlike the fund, the index is not limited to obligations issued by a single state or municipalities in that state.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive and Mary Collette O’Brien have been the fund's primary portfolio managers since September 2002 and March 2006, respectively. Mr. Flahive and Ms. O’Brien are first vice president and vice president, respectively, of The Bank of New York Mellon and each is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Massachusetts state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.10%	0.10%
Total annual fund operating expenses*	0.72%	0.97%

* For the fiscal year ended August 31, 2010, the fund’s investment adviser waived a portion of its fee and/or reimbursed fund expenses pursuant to an undertaking, reducing total annual fund operating expenses from 0.72% to 0.59% for Class M shares and from 0.97% to 0.84% for Investor shares. This undertaking is no longer in effect.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$74	$230	$401	$894
Investor	$99	$309	$536	$1,190

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 4.80% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by U.S. territories and possessions.

The fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in fixed-income securities the interest from which is subject to federal income tax, the federal alternative minimum tax, and/or New York state and New York city personal income taxes.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years. The fund may invest in individual municipal and taxable bonds of any maturity. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Issuer and market risk. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 12, 2008), substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Intermediate New York Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to the fund in a tax-free reorganization. The performance figures for the fund’s Class M shares in the bar chart represent the performance of the predecessor fund’s Institutional shares from year to year through September 12, 2008 and the performance of the fund’s Class M shares thereafter. The average annual total returns for the fund’s Class M shares and Investor shares in the table represent those of the predecessor fund’s Institutional shares and Class A shares, respectively, through September 12, 2008 and the performance of the fund’s Class M shares and Investor shares thereafter. These performance figures are compared to those of the BofA Merrill Lynch 2-17 Year Municipal Bond Index, a broad-based, unmanaged, market-weighted index of investment grade municipal bonds in the 2-17 year range. These returns do not reflect the predecessor fund’s applicable sales loads for Class A shares, because the fund’s shares are not subject to any sales loads.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q3, 2009: 5.09% Worst Quarter Q2, 2004: -1.87%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 5.15%.

Average Annual Total Returns as of 12/31/09
Share Class	1 Year	5 Years	10 Years
Class M* returns before taxes	8.62%	4.22%	4.93%
Class M* returns after taxes on distributions	8.62%	4.21%	4.88%
Class M* returns after taxes on distributions and sale of fund shares	6.84%	4.11%	4.75%
Investor** returns before taxes	8.35%	3.96%	4.68%
BofA Merrill Lynch 2-17 Year Municipal Bond Index*** reflects no deduction for fees, expenses or taxes	9.61%	4.62%	5.98%

*Reflects the performance of the predecessor fund’s Institutional shares through September 12, 2008.

**Reflects the performance of the predecessor fund’s Class A shares through September 12, 2008.

***Unlike the fund, the index is not limited to obligations issued by a single state or municipalities in that state.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive has been the fund's primary portfolio manager since September 2008. Mr. Flahive is first vice president of The Bank of New York Mellon and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal, New York state and New York city personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Municipal Opportunities Fund
Investment Objective

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund*	0.09%	0.09%
Total annual fund operating expenses	0.71%	0.96%

* “Other expenses of the fund” includes interest expense associated with the fund’s investment in inverse floaters. Not shown in the table is the additional income generated by these investments, which amounted approximately to the interest expense.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$73	$227	$395	$883
Investor	$98	$306	$531	$1,178

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 145.57% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations.

The fund invests at least 80% of its assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by the investment adviser. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by the investment adviser. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund’s portfolio will vary from time to time depending on the portfolio manager’s views on the direction of interest rates.

The fund’s portfolio manager seeks to deliver value added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

• Issuer and market risk. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund’s Class M shares for the fund’s first full calendar year of operations. The table compares the performance of the fund's Class M shares and Investor shares over time to that of the Barclays Capital Municipal Bond Index, a broad measure of U.S. municipal bond performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 11.23% Worst Quarter Q4, 2009: -1.44%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 7.82%.

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	Since Inception
Class M (10/15/08) returns before taxes	23.06%	25.92%
Class M returns after taxes on distributions	21.75%	24.78%
Class M returns after taxes on distributions and sale of fund shares	16.58%	22.10%
Investor (10/15/08) returns before taxes	22.74%	25.60%
Barclays Capital Municipal Bond Index reflects no deduction for fees, expenses or taxes	12.91%	10.86%*

*For comparative purposes, the value of the index on 9/30/08 is used as the beginning value on 10/15/08.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive has been the fund's primary portfolio manager since its inception in October 2008. Mr. Flahive is first vice president of The Bank of New York Mellon and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Balanced Fund
Investment Objective

The fund seeks long-term growth of principal in conjunction with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.42%	0.42%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Acquired fund fees and expenses**	0.29%	0.29%
Total annual fund operating expenses	0.86%	1.11%

*The fund has agreed to pay an investment advisory fee at the rate of 0.65% applied to that portion of its average daily net assets allocated to direct investments in equity securities, at the rate of 0.40% applied to that portion of its average daily net assets allocated to direct investments in debt securities, and at the rate of 0.15% applied to that portion of its average daily net assets allocated to money market instruments or the underlying funds.

** “Acquired fund fees and expenses” are incurred directly by the fund as a result of its investment in investment companies or private investment funds. These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$88	$274	$477	$1,061
Investor	$113	$353	$612	$1,352

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 69.81% of the average value of its portfolio.

Principal Investment Strategy

The fund is designed for investors who seek capital appreciation and current income. The fund may invest in both individual securities and other BNY Mellon funds (referred to below as the “underlying funds”). To pursue its goal, the fund currently intends to invest in a combination of equity securities, income-producing bonds, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund. BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund, in turn, may invest in a wide range of securities, including those of foreign issuers. The fund may also invest a portion of its assets in money market instruments.

The fund has established target allocations for its assets of 60% in the aggregate to equity securities (directly and through underlying funds that invest principally in equity securities), and 40% to bonds and money market instruments (directly and, possibly in the future, through underlying funds that invest principally in such securities). The fund may deviate from these target allocations within ranges of 15% above or below the target amount. The fund’s investment in each of BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon International Fund, and BNY Mellon Emerging Markets Fund is subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments. Subject to these percentage limitations, the fund’s investment adviser allocates the fund’s investments (directly and through BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund, or, possibly in the future, through other underlying funds) among equity securities, bonds, and money market instruments using fundamental and quantitative analysis, its outlook for the economy and financial markets, and the relative performance of the underlying funds. The fund’s investment adviser normally considers reallocating the fund’s investments at least quarterly, but may change allocations more frequently if it believes that market conditions warrant such a change.

The target allocations and the investment percentage ranges for the fund are based on the investment adviser’s expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund’s investment objective. If appreciation or depreciation in the value of selected securities or an underlying fund’s shares causes the percentage of the fund’s assets invested in a type of security or underlying fund or the allocation among the different types of securities or underlying funds to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund’s assets, but is not required to do so. The underlying funds, the target allocations among security or fund types, and the investment percentage ranges for securities and each underlying fund may be changed by the fund’s board at any time.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund’s investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among the underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund’s board when it reviews the asset allocations for the fund.

The fund invests in shares of the underlying funds and thus is subject to the same principal risks as the underlying funds, which are described below. For more information regarding these risks, see the discussion of risks for the specific underlying fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Foreign and emerging market investment risk. Because all of the underlying funds may invest in foreign securities, and BNY Mellon International Fund and BNY Mellon Emerging Markets Fund normally invest most of their assets in such securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. To the extent the fund’s investments are concentrated in a limited number of foreign countries, the fund’s performance could be more volatile than that of more geographically diversified funds. These risks are intensified with respect to emerging market securities. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund’s Class M shares from year to year. The table compares the performance of the fund’s Class M shares and Investor shares over time to that of the listed indexes, each a broad measure of market performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 12.14% Worst Quarter Q4, 2008: -11.22%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 6.15%.

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	21.55%	3.79%	3.36%
Class M returns after taxes on distributions	20.61%	2.18%	2.05%
Class M returns after taxes on distributions and sale of fund shares	14.16%	2.83%	2.39%
Investor (7/11/01) returns before taxes	21.14%	3.52%	4.13%
Hybrid Index* reflects no deduction for fees, expenses or taxes	18.25%	2.98%	2.56%**
S&P 500 reflects no deduction for fees, expenses or taxes	26.47%	0.42%	-0.88%**
Barclays Capital U.S. Aggregate Index reflects no deduction for fees, expenses or taxes	5.93%	4.97%	6.07%**

*Hybrid Index is an unmanaged index composed of 60% S&P 500 and 40% Barclays Capital U.S. Aggregate Index.

**From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Sean P. Fitzgibbon and John F. Flahive have been the fund's primary portfolio managers since February 2007 and March 2006, respectively. Mr. Fitzgibbon is a senior vice president, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation, and is a dual employee of The Dreyfus Corporation and TBCAM. Mr. Flahive is first vice president of The Bank of New York Mellon, an affiliate of The Dreyfus Corporation, and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Money Market Fund
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.15%	0.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.30%	0.55%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$31	$97	$169	$381
Investor	$56	$176	$307	$689
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, dollar-denominated short-term debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; high grade commercial paper, and other short-term corporate obligations, including those with the floating or variable rates of interest; and taxable municipal obligations, including those with floating or variable rates of interest.

Normally, the fund invests at least 25% of its net assets in bank obligations.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund’s share price from falling below $1.00. The following are the principal risks that could reduce the fund’s income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security’s price to fall, potentially lowering the fund’s share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund’s net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s net asset value and remaining fund shareholders.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class M shares from year to year. The table shows the average annual total returns of the fund’s Class M shares over time. The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2007: 1.29% Worst Quarter Q4, 2009: 0.02%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 0.04%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	Since Inception (6/2/03)
Class M	0.53%	3.24%	2.70%
Investor	0.33%	3.00%	2.45%

For the fund’s current yield, Wealth Management Clients may call toll free 1-888-281-7350; Individual Clients may call toll free 1-800-645-6561; BNY Mellon Wealth Advisors Brokerage Clients may call toll free 1-800-830-0549 — Option 2; participants in Qualified Employee Benefit Plans may call toll free 1-877-774-0327; and clients of Investment Advisory Firms may call toll free 1-888-281-7350.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon National Municipal Money Market Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.15%	0.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.30%	0.55%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$31	$97	$169	$381
Investor	$56	$176	$307	$689
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00.

To pursue its goal, the fund invests at least 80% of its assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. The fund also may invest in custodial receipts.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund’s share price from falling below $1.00. The following are the principal risks that could reduce the fund’s income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security’s price to fall, potentially lowering the fund’s share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund’s net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class M shares from year to year. The table shows the average annual total returns of the fund’s Class M shares over time. The fund’s past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2007: 0.87% Worst Quarter Q4, 2009: 0.01%
The year-to-date total return of the fund’s Class M shares as of 9/30/10 was 0.05%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	Since Inception (6/2/03)
Class M	0.16%	2.14%	1.82%
Investor	0.04%	1.91%	1.59%

For the fund’s current yield, Wealth Management Clients may call toll free 1-888-281-7350; Individual Clients may call toll free 1-800-645-6561; BNY Mellon Wealth Advisors Brokerage Clients may call toll free 1-800-830-0549 — Option 2; participants in Qualified Employee Benefit Plans may call toll free 1-877-774-0327; and clients of Investment Advisory Firms may call toll free 1-888-281-7350.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation..

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell your shares on any business day.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Details

BNY Mellon Large Cap Stock Fund

The fund seeks capital appreciation. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500). The S&P 500 is an unmanaged index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks chosen to reflect the industries of the U.S. economy.

In selecting securities, the investment adviser uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

Finally, the investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the S&P 500.

BNY Mellon Large Cap Market Opportunities Fund

The fund seeks long-term capital appreciation. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below. The fund's equity investments may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants. The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The fund may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Focused Equity Strategy	40%	0% to 50%
U.S. Large Cap Equity Strategy	40%	0% to 50%
U.S. Core Equity 130/30 Strategy	20%	0% to 50%
Dynamic Large Cap Value Strategy	0%	0% to 50%
Large Cap Growth Strategy	0%	0% to 50%

U.S. Large Cap Growth Strategy	0%	0% to 50%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies (including to any underlying funds) or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may engage in short-selling.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund or the underlying fund in which the fund invests.

Focused Equity Strategy

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. Fund assets allocated to the Focused Equity Strategy are invested primarily in equity securities of U.S. issuers.

The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The portfolio manager responsible for the Focused Equity Strategy seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the portfolio manager believes have the most attractive growth outlook.

Next, the portfolio manager responsible for the Focused Equity Strategy uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The portfolio manager conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The portfolio manager responsible for the Focused Equity Strategy then selects the 25-30 best opportunities from the companies identified in the prior step.

With respect to the portion of the fund's assets allocated to the Focused Equity Strategy, the portfolio manager monitors sector and security weightings and regularly evaluates the risk-adjusted returns to manage the risk profile of this portion of the fund's assets. The portfolio manager adjusts exposure limits as necessary. The portfolio manager typically sells a security when the portfolio manager believes that the investment themes have changed or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Equity Strategy

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. This portion of the fund's assets normally is invested primarily in equity securities of companies located in the United States of any market capitalization, although the strategy focuses on large cap companies. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

The investment process for the U.S. Large Cap Equity Strategy begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future. Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The fund's portfolio managers responsible for the U.S. Large Cap Equity Strategy select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. A buy proposal must obtain unanimous backing from the entire Walter Scott portfolio management team while a sell decision requires one dissenting voice.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential. Accordingly, it is expected that the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by the fund pursuant to this strategy if it becomes overweighted as determined by Walter Scott.

BNY Mellon U.S. Core Equity 130/30 Fund

The portion of the fund's assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the underlying fund normally invests at least 80% of its net assets in equity securities. The underlying fund focuses on growth and value stocks of large cap companies. The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund's equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. Although the underlying fund typically invests in seasoned issuers, it may purchase securities of companies in IPOs or shortly thereafter.

In selecting securities, the underlying fund's portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth;

• growth, in this case the sustainability or growth of earnings; and

• financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, the portfolio managers generally select to buy "long" the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

The portfolio managers generally select to sell "short" those stocks identified by the computer model and fundamental analysis as being likely to underperform. The underlying fund reinvests the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as "leverage," which increases risk and may magnify the underlying fund's gains or losses.

When the underlying fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock. When the underlying fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. Normally, up to 130% of the underlying fund's assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the underlying fund's assets will be in short positions.

The portfolio managers diversify the underlying fund's portfolio positions across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The underlying fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Standard & Poor's® 500 Composite Stock Price Index, the underlying fund's benchmark.

The underlying fund also may invest in ETFs and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The underlying fund also may engage in short sales of ETFs and similarly structured pooled investments.

The underlying fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps, ETFs and other derivative instruments, as an alternative to selling a security short. The underlying fund will be required to segregate liquid assets (or otherwise cover) in an amount equal to its obligations to purchase the securities it sells short, and with respect to its positions in certain derivatives. The requirement to segregate assets limits the underlying fund's leveraging of its investments. The use of leverage, however, may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Dynamic Large Cap Value Strategy

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. At times, this portion of the fund's assets may overweight industry and security positions, and invest in small cap companies, high-yield debt securities and private placements. The portfolio manager responsible for this portion of the fund's assets identifies potential investments through extensive quantitative and fundamental research. The portfolio manager responsible for the Dynamic Large Cap Value Strategy focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

• value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book, and price-to-sales ratios, which are analyzed and compared against the market;

• sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history; and

• positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The portfolio manager responsible for the Dynamic Large Cap Value Strategy typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The portfolio manager also may sell stocks when the portfolio manager's evaluation of a sector has changed.

Large Cap Growth Strategy

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. The portfolio manager responsible for the Large Cap Growth Strategy uses an approach that combines top-down and bottom-up analysis and focuses on "growth" stocks. Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund's assets. Fundamental financial analysis is used to identify companies that the portfolio manager responsible for the Large Cap Growth Strategy believes offer one or more of the following characteristics, among others:

• expected earnings growth rate exceeds market and industry trends;

• potential for positive earnings surprise relative to market expectations;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong financial condition.

U.S. Large Cap Growth Strategy

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. As the portfolio managers responsible for this portion of the fund's assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests its assets allocated to the U.S. Large Cap Growth Strategy in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the allocations among market sectors. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

The portfolio managers responsible for the U.S. Large Cap Growth Strategy typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The fund seeks long-term capital appreciation. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund's after tax returns. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below. The fund's equity investments may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants. The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The fund may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Large Cap Core Strategy	25%	20% to 50%
Large Cap Tax-Sensitive Strategy	25%	25% to 60%
Focused Equity Strategy	20%	0% to 30%
U.S. Large Cap Equity Strategy	20%	0% to 30%
U.S. Core Equity 130/30 Strategy	10%	0% to 30%
Dynamic Large Cap Value Strategy	0%	0% to 30%
Large Cap Growth Strategy	0%	0% to 30%
U.S. Large Cap Growth Strategy	0%	0% to 30%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies (including to any underlying funds) or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by using certain tax-sensitive strategies, which include for the fund as a whole generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains. Although the fund uses certain tax-sensitive strategies, the fund does not have any limitations regarding portfolio turnover and the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may engage in short-selling.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund or the underlying fund in which the fund invests.

Large Cap Core Strategy

The portion of the fund's assets allocated to the Large Cap Core Strategy normally is invested primarily in equity securities of large, established companies that the portfolio manager believes have proven track records and the potential for superior relative earnings growth. The investment process for the Large Cap Core Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio manager responsible for the Large Cap Core Strategy believes offer one or more of the following characteristics, among others:

• earnings power unrecognized by the market;

• sustainable revenue and cash flow growth;

• positive operational and/or financial catalysts;

• attractive relative value versus history and peers; and

• strong or improving financial condition.

Large Cap Tax-Sensitive Strategy

The portion of the fund's assets allocated to the Large Cap Tax-Sensitive Strategy normally is invested primarily in equity securities of large cap companies included in the Standard & Poor's® 500 Composite Stock Price Index (S&P 500 Index). In selecting securities for the Large Cap Tax-Sensitive Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the S&P 500 Index. The Large Cap Tax-Sensitive Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager responsible for the Large Cap Tax-Sensitive Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Large Cap Tax-Sensitive Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500 Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. The Large Cap Tax-Sensitive Strategy is not characterized by low turnover.

The portfolio manager responsible for the Large Cap Tax-Sensitive Strategy assesses both portfolio risk and tax considerations, analyzing the portfolio's realized and unrealized gains and losses, as well as the impact of market movements. The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses. In addition, the portfolio manager responsible for the Large Cap Tax-Sensitive Strategy monitors trading activity for the fund as a whole to avoid wash sale transactions and may seek to offset any realized capital gains of the fund's other investment strategies.

Focused Equity Strategy

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. Fund assets allocated to the Focused Equity Strategy are invested primarily in equity securities of U.S. issuers.

The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The portfolio manager responsible for the Focused Equity Strategy seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the portfolio manager believes have the most attractive growth outlook.

Next, the portfolio manager responsible for the Focused Equity Strategy uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The portfolio manager conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The portfolio manager responsible for the Focused Equity Strategy then selects the 25-30 best opportunities from the companies identified in the prior step.

With respect to the portion of the fund's assets allocated to the Focused Equity Strategy, the portfolio manager monitors sector and security weightings and regularly evaluates the risk-adjusted returns to manage the risk profile of this portion of the fund's assets. The portfolio manager adjusts exposure limits as necessary. The portfolio manager typically sells a security when the portfolio manager believes that the investment themes have changed or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Equity Strategy

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. This portion of the fund's assets normally is invested primarily in equity securities of companies located in the United States of any market capitalization, although the strategy focuses on large cap companies. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

The investment process for the U.S. Large Cap Equity Strategy begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future. Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The fund's portfolio managers responsible for the U.S. Large Cap Equity Strategy select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. A buy proposal must obtain unanimous backing from the entire Walter Scott portfolio management team while a sell decision requires one dissenting voice.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential. Accordingly, it is expected that the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by the fund pursuant to this strategy if it becomes overweighted as determined by Walter Scott.

BNY Mellon U.S. Core Equity 130/30 Fund

The portion of the fund's assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the underlying fund normally invests at least 80% of its net assets in equity securities. The underlying fund focuses on growth and value stocks of large cap companies. The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund's equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. Although the underlying fund typically invests in seasoned issuers, it may purchase securities of companies in IPOs or shortly thereafter.

In selecting securities, the underlying fund's portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth;

• growth, in this case the sustainability or growth of earnings; and

• financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, the portfolio managers generally select to buy "long" the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

The portfolio managers generally select to sell "short" those stocks identified by the computer model and fundamental analysis as being likely to underperform. The underlying fund reinvests the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as "leverage," which increases risk and may magnify the underlying fund's gains or losses.

When the underlying fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock. When the underlying fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. Normally, up to 130% of the underlying fund's assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the underlying fund's assets will be in short positions.

The portfolio managers diversify the underlying fund's portfolio positions across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The underlying fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the S&P 500 Index, the underlying fund's benchmark.

The underlying fund also may invest in ETFs and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The underlying fund also may engage in short sales of ETFs and similarly structured pooled investments.

The underlying fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps, ETFs and other derivative instruments, as an alternative to selling a security short. The underlying fund will be required to segregate liquid assets (or otherwise cover) in an amount equal to its obligations to purchase the securities it sells short, and with respect to its positions in certain derivatives. The requirement to segregate assets limits the underlying fund's leveraging of its investments. The use of leverage, however, may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Dynamic Large Cap Value Strategy

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. At times, this portion of the fund's assets may overweight industry and security positions, and invest in small cap companies, high-yield debt securities and private placements. The portfolio manager responsible for this portion of the fund's assets identifies potential investments through extensive quantitative and fundamental research. The portfolio manager responsible for the Dynamic Large Cap Value Strategy focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

• value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book, and price-to-sales ratios, which are analyzed and compared against the market;

• sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history; and

• positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The portfolio manager responsible for the Dynamic Large Cap Value Strategy typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The portfolio manager also may sell stocks when the portfolio manager's evaluation of a sector has changed.

Large Cap Growth Strategy

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. The portfolio manager responsible for the Large Cap Growth Strategy uses an approach that combines top-down and bottom-up analysis and focuses on "growth" stocks. Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund's assets. Fundamental financial analysis is used to identify companies that the portfolio manager responsible for the Large Cap Growth Strategy believes offer one or more of the following characteristics, among others:

• expected earnings growth rate exceeds market and industry trends;

• potential for positive earnings surprise relative to market expectations;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong financial condition.

U.S. Large Cap Growth Strategy

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. As the portfolio managers responsible for this portion of the fund's assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests its assets allocated to the U.S. Large Cap Growth Strategy in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the allocations among market sectors. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

The portfolio managers responsible for the U.S. Large Cap Growth Strategy typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

BNY Mellon Income Stock Fund

The fund seeks total return (consisting of capital appreciation and income). This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund will emphasize those stocks with value characteristics, although it may also purchase growth stocks. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index. The Russell 1000 Value Index is an unmanaged index that measures the performance of the 1,000 largest of the 3,000 largest U.S. companies based on total market capitalization that have lower price-to-book ratios and lower forecasted growth values. The fund’s stock investments may include common stocks, preferred stocks, convertible securities and American Depositary Receipts (ADRs), including those purchased in initial public offerings. The fund also may invest in fixed-income securities and money market instruments.

In selecting securities, the investment adviser uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

Finally, the investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, or as part of a hedging strategy.

BNY Mellon Mid Cap Stock Fund

The fund seeks capital appreciation. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of mid-cap domestic companies. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor’s® MidCap 400 Index (S&P MidCap 400). The market capitalization range of companies that the fund considers to be mid-cap companies is generally that of companies included in the S&P MidCap 400 at the time of purchase. The S&P MidCap 400 is an unmanaged, market capitalization-weighted index that measures the performance of 400 medium-capitalization stocks representing all major industries in the mid-cap range of the U.S. stock market. The stocks comprising the S&P MidCap 400 have market capitalizations generally ranging between $500 million and $7 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

In selecting securities, the investment adviser uses proprietary computer models, along with fundamental analysis, to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Based on fundamental analysis, the investment adviser generally selects the most attractive securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

The investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the S&P MidCap 400.

BNY Mellon Small Cap Stock Fund

The fund seeks capital appreciation. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of Standard & Poor’s® SmallCap 600 Index (S&P SmallCap 600). The S&P SmallCap 600 is an unmanaged, market capitalization-weighted index that measures the performance of 600 small-capitalization stocks representing all major industries in the small-cap range of the U.S. stock market. The stocks comprising the S&P SmallCap 600 have market capitalizations generally ranging between $50 million and $3 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

In selecting securities, the investment adviser uses proprietary computer models to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

The investment adviser uses fundamental analysis to determine the strengths and weaknesses of sectors, industries and individual companies. The investment adviser uses a variety of sources, including internal as well as Wall Street research, and company management to stay abreast of current developments.

The investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics are generally similar to those of the S&P SmallCap 600.

BNY Mellon U.S. Core Equity 130/30 Fund

The fund seeks capital appreciation. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. The fund focuses on growth and value stocks of large cap companies. The fund intends to take both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or loans related to real estate. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

In selecting securities, the fund’s portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the portfolio managers generally select to buy “long” the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

The portfolio managers generally select to sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. The fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the fund’s gains or losses.

When the fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock. When the fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. Normally, up to 130% of the fund’s assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the fund’s assets will be in short positions.

The portfolio managers diversify the fund’s portfolio positions across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500), the fund’s benchmark.

The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The fund also may engage in short sales of ETFs and similarly structured pooled investments.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps, ETFs and other derivative instruments, as an alternative to selling a security short. The fund will be required to segregate liquid assets (or otherwise cover) in an amount equal to its obligations to purchase the securities it sells short, and with respect to its positions in certain derivatives. The requirement to segregate assets limits the fund’s leveraging of its investments. The use of leverage, however, may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

BNY Mellon Focused Equity Opportunities Fund

The fund seeks capital appreciation. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The investment adviser seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the investment adviser believes have the most attractive growth outlook.

Next, the investment adviser uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The investment adviser conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the investment adviser believes offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The fund’s portfolio manager then selects the 25-30 best opportunities from the companies identified in the prior step.

The portfolio manager monitors sector and security weightings and regularly evaluates the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio manager adjusts exposure limits as necessary. The fund typically sells a security when the portfolio manager believes that the investment themes have changed or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

The investment adviser does not use benchmark indices as a tool for active portfolio management of the fund. Traditional benchmark indices, however, may be helpful in measuring investment returns, and the fund’s investment returns generally will be compared to those of the Russell 1000® Index, an unmanaged index designed to track the performance of large-cap U.S. stocks.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

BNY Mellon Small/Mid Cap Fund

The fund seeks capital appreciation. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and mid-cap companies. The fund currently considers small-cap and mid-cap companies to be those companies with total market capitalizations of between $200 million and $7 billion at the time of investment. If the market capitalization of a company held by the fund moves outside this range, the fund may, but is not required to, sell the company’s securities. The fund invests primarily in equity securities of U.S. issuers, but may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 2500™ Index (Russell 2500).

In selecting securities, the investment adviser uses proprietary computer models, along with fundamental analysis, to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Based on fundamental analysis, the investment adviser generally selects the most attractive securities, drawing on a variety of sources, including internal as well as Wall Street research and company management.

The investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Russell 2500. The Russell 2500 is an unmanaged index designed to track the performance of small- to mid-cap U.S. stocks.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

BNY Mellon International Fund

The fund seeks long-term capital growth. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund’s equity investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. The fund may invest in companies of any size. To a limited extent, the fund may invest in debt securities of foreign issuers and foreign governments.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. However, under normal market conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Though not specifically limited, the fund ordinarily will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) countries, and will invest the portion of its assets allocated to the value investment style in at least ten foreign countries. The fund will limit its investments in any single company to no more than 5% of its assets at the time of purchase.

Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s assets allocated to this style are invested in equity securities of companies located in the foreign countries represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index and Canada. The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada. The stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The core investment style portfolio managers consider:

• stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

• country allocations, generally seeking to allocate country weightings in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur

• sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index

The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, this portion of the fund’s portfolio focuses on three key factors:

• value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

• business health, or overall efficiency and profitability as measured by return on assets and return on equity

• business momentum, or the presence of a catalyst (such as corporate restructuring or change in management or spin off) that potentially will trigger a price increase near term or midterm

Each portfolio manager typically sells a stock when it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser’s expectations.

The fund may invest in American Depositary Receipts (ADRs), which are U.S. dollar-denominated securities that represent indirect ownership of securities issued by foreign companies. The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

BNY Mellon Emerging Markets Fund

The fund seeks long-term capital growth. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. The fund’s equity investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. The fund may invest in companies of any size.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. However, under normal market conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Normally, the fund will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) emerging market countries, and will not invest more than 25% of its total assets allocated to the value investment style in the securities of companies in any one emerging market country.

Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s assets allocated to this style are invested in equity securities of companies located in the foreign countries represented in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The MSCI Emerging Markets Index is an unmanaged, market capitalization-weighted index designed to measure the equity performance of emerging markets countries in Europe, Latin America and the Pacific Basin. The stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The core investment style portfolio managers consider:

• stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

• country allocations, generally seeking to allocate country weightings in accordance with the MSCI Emerging Markets Index, but deviations from the MSCI Emerging Markets Index country weightings may occur

• sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI Emerging Markets Index as a guide, but allocations may differ from those of the MSCI Emerging Markets Index

The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI Emerging Markets Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, this portion of the fund’s portfolio focuses on three key factors:

• value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

• business health, or overall efficiency and profitability as measured by return on assets and return on equity

• business momentum, or the presence of a catalyst (such as corporate restructuring or change in management or spin off) that potentially will trigger a price increase near term or midterm

Each portfolio manager typically sells a stock when it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser’s expectations.

The fund may invest in American Depositary Receipts (ADRs), which are U.S. dollar-denominated securities that represent indirect ownership of securities issued by foreign companies. The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

BNY Mellon International Appreciation Fund

The fund seeks to provide long-term capital appreciation. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of non-U.S. issuers. Equity securities include Depositary Receipts (DRs), common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). DRs are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers. DRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the underlying security. ADRs are priced in U.S. dollars and traded in the United States on national securities exchanges or in the over-the-counter market. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the fund’s investment adviser, by brokers executing the purchases or sales.

In selecting securities, the investment adviser screens the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index universe of approximately 1,000 issuers for the availability of issuers with a sponsored or unsponsored DR facility. The investment adviser then analyzes issuers with DR facilities using a proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights, and sector weights within each country. As a result of this process, the fund is expected to hold ADRs representing 200-300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund will generally not invest in securities from developing countries because they are not included in the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy.

BNY Mellon Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as:

• U.S. Government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities

• foreign corporate and government bonds (up to 20% of total assets)

• municipal bonds

The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management’s predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

BNY Mellon Intermediate Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as:

• U.S. government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities (up to 25% of total assets)

• foreign corporate and government bonds (up to 20% of total assets)

• municipal bonds

The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a bond that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management’s predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

BNY Mellon Intermediate U.S. Government Fund

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, the portfolio manager conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities. The fund invests in various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In selecting other types of securities for the fund’s portfolio, the portfolio manager uses proprietary models to evaluate probable yields over time and prepayment risk, among other factors.

Under normal market conditions, the fund maintains an average effective portfolio maturity between three and ten years. The fund attempts to manage interest rate risk by adjusting its duration. The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

In addition to mortgage-related and asset-backed securities, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates) and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

BNY Mellon Short-Term U.S. Government Securities Fund

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also may invest in collateralized mortgage obligations (CMOs), including stripped mortgage-backed securities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.

Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years. The fund may invest in individual bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates) and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy.

BNY Mellon National Intermediate Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

The fund may, but is not required to, use derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

BNY Mellon National Short-Term Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

The fund may, but is not required to, use derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania as well as those issued by U.S. territories and possessions. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Pennsylvania personal income tax, and in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Pennsylvania state personal income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

The fund may, but is not required to, use derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by U.S. territories and possessions. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Massachusetts personal income tax, and in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Massachusetts state personal income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

The fund may, but is not required to, use derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by U.S. territories and possessions.

The fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in fixed-income securities the interest from which is subject to federal income tax, the federal alternative minimum tax, and/or New York state and New York city personal income taxes.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years. The fund may invest in individual municipal and taxable bonds of any maturity. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. In calculating average effective portfolio maturity, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floaters usually moves in the opposite direction as the interest on the variable rate demand note.

BNY Mellon Municipal Opportunities Fund

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations.

The fund invests at least 80% of its assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by the investment adviser. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by the investment adviser. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund’s portfolio will vary from time to time depending on the portfolio manager’s views on the direction of interest rates.

Although the fund normally invests at least 80% of its assets in municipal bonds, the income from which is exempt from federal income tax, the fund may invest up to 50% of its assets in municipal bonds, the income from which is subject to the federal alternative minimum tax.

The fund’s portfolio manager seeks to deliver value added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swaps and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. Swap agreements, such as credit default swaps, can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

BNY Mellon Balanced Fund

The fund seeks long-term growth of principal in conjunction with current income. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders.

The fund is designed for investors who seek capital appreciation and current income. The fund may invest in both individual securities and other BNY Mellon funds (referred to below as the “underlying funds”). To pursue its goal, the fund currently intends to invest in a combination of equity securities, income-producing bonds, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund. BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund, in turn, may invest in a wide range of securities, including those of foreign issuers. The fund may also invest a portion of its assets in money market instruments.

The fund has established target allocations for its assets of 60% in the aggregate to equity securities (directly and through underlying funds that invest principally in equity securities), and 40% to bonds and money market instruments (directly and, possibly in the future, through underlying funds that invest principally in such securities). The fund may deviate from these target allocations within ranges of 15% above or below the target amount. The fund’s investment in each of BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon International Fund, and BNY Mellon Emerging Markets Fund is subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments. Subject to these percentage limitations, the fund’s investment adviser allocates the fund’s investments (directly and through BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund, or, possibly in the future, through other underlying funds) among equity securities, bonds, and money market instruments using fundamental and quantitative analysis, its outlook for the economy and financial markets, and the relative performance of the underlying funds. The fund’s investment adviser normally considers reallocating the fund’s investments at least quarterly, but may change allocations more frequently if it believes that market conditions warrant such a change.

The target allocations and the investment percentage ranges for the fund are based on the investment adviser’s expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund’s investment objective. If appreciation or depreciation in the value of selected securities or an underlying fund’s shares causes the percentage of the fund’s assets invested in a type of security or underlying fund or the allocation among the different types of securities or underlying funds to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund’s assets, but is not required to do so. The underlying funds, the target allocations among security or fund types, and the investment percentage ranges for securities and each underlying fund may be changed by the fund’s board at any time.

In selecting equity securities in which the fund invests directly, the investment adviser uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research and company management.

Finally, the investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.

Bonds in which the fund may invest include:

• U.S. government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities

• foreign corporate and government bonds

• municipal bonds

The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management’s predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy.

BNY Mellon Money Market Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, dollar-denominated short-term debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• high grade commercial paper, and other short-term corporate obligations, including those with the floating or variable rates of interest

• taxable municipal obligations, including those with floating or variable rates of interest

Normally, the fund invests at least 25% of its net assets in bank obligations.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund’s portfolio is 60 days and the maximum weighted average life to maturity of the fund’s portfolio is 120 days. The fund purchases securities with the highest credit rating only, or the unrated equivalent as determined by the investment adviser.

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

BNY Mellon National Municipal Money Market Fund

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests at least 80% of its assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. The fund also may invest in custodial receipts.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by the investment adviser, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less. The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund’s portfolio is 60 days and the maximum weighted average life to maturity of the fund’s portfolio is 120 days.

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Investment Risks and Other Potential Risks

Investments in the funds are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. None of the funds should be relied upon as a complete investment program. The share prices of the equity, taxable bond and municipal bond funds fluctuate, sometimes dramatically, which means you could lose money. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. Additionally, while each money market fund has maintained a constant share price since inception, and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund’s share price from falling below $1.00.

The funds also are subject to the investment risks and other potential risks listed in the tables below. For a description of the risks listed in the tables, please see “Glossary – Investment Risks” and “Glossary – Other Potential Risks” beginning on page 116 and page 121, respectively. See also the funds’ Statement of Additional Information for information on certain other investments in which the funds may invest and other investment techniques in which the funds may engage from time to time and related risks. To the extent that the Large Cap Market Opportunities Fund, Tax-Sensitive Large Cap Multi-Strategy Fund and Balanced Fund invest in shares of an underlying fund, it is subject to the same principal risks as the underlying fund, which are described below.

Investment Risks
	Large Cap Stock Fund	Large Cap Market Opportunities Fund	Tax-Sensitive Large Cap Multi-Strategy Fund	Income Stock Fund	Mid Cap Stock Fund	Small Cap Stock Fund	U.S. Core Equity 130/30 Fund	Focused Equity Opportunities Fund	Small/Mid Cap Fund
Conflicts of interest risk		✓	✓
Convertible securities risk				✓
Derivatives risk		✓	✓	✓			✓	✓	✓
Exchange-traded fund risk		✓	✓				✓
Foreign currency risk		✓	✓					✓	✓
Foreign investment risk		✓	✓					✓	✓
Growth and value stock risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
IPO risk					✓	✓			✓
Large cap stock risk	✓	✓	✓	✓				✓
Leverage risk		✓	✓	✓			✓	✓	✓
Liquidity risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market sector risk		✓	✓					✓
Midsize company risk					✓
Non-diversification risk								✓
Preferred stock risk				✓
Risks of stock investing	✓	✓	✓	✓	✓	✓	✓	✓	✓
Short sale risk		✓	✓				✓
Small and midsize company risk		✓	✓			✓			✓
Stock selection risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Strategy allocation risk		✓	✓

Investment Risks (cont’d)
	International Fund	Emerging Markets Fund	International Appreciation Fund	Bond Fund	Intermediate Bond Fund	Intermediate U.S. Government Fund	Short-Term U.S. Government Securities Fund
Call risk				✓	✓	✓	✓
Country sector and allocation risk	✓	✓
Credit risk				✓	✓	✓	✓
Depositary receipts risk			✓
Derivatives risk	✓	✓	✓	✓	✓	✓	✓
Emerging market risk		✓
Exchange-traded fund risk	✓	✓
Foreign currency risk	✓	✓	✓	✓	✓
Foreign investment risk	✓	✓	✓	✓	✓
Government securities risk				✓	✓	✓	✓
Growth and value stock risk	✓	✓	✓
Inflation-indexed security risk						✓
Interest rate risk				✓	✓	✓	✓
Leverage risk	✓	✓	✓	✓		✓
Liquidity risk	✓	✓	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓	✓	✓	✓
Market risk	✓	✓	✓	✓	✓
Market sector risk			✓	✓	✓
Mortgage-related securities risk				✓	✓	✓	✓
Risks of stock investing	✓	✓	✓
Small and midsize company risk	✓	✓	✓

Investment Risks (cont’d)
	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Balanced Fund
Call risk	✓	✓	✓	✓	✓	✓	✓
Conflicts of interest risk							✓
Credit risk	✓	✓	✓	✓	✓	✓	✓
Derivatives risk	✓	✓	✓	✓	✓	✓	✓
Emerging market risk						✓	✓
Foreign currency risk						✓	✓
Foreign investment risk						✓	✓
Government securities risk							✓
Growth and value stock risk							✓
Interest rate risk	✓	✓	✓	✓	✓	✓	✓
IPO risk							✓
Leverage risk	✓	✓	✓	✓	✓	✓
Liquidity risk	✓	✓	✓	✓	✓	✓	✓
Market risk							✓
Market sector risk	✓	✓	✓	✓	✓	✓	✓
Mortgage-related securities risk							✓
Municipal bond market risk	✓	✓	✓	✓	✓	✓
Non-diversification risk	✓	✓	✓	✓	✓	✓
Risks of stock investing							✓
Small and midsize company risk							✓
State-specific risk			✓	✓	✓
Strategy allocation risk							✓
Tax risk	✓	✓	✓	✓	✓	✓

Investment Risks (cont’d)
	Money Market Fund	National Municipal Money Market Fund
Banking industry risk	✓
Credit risk	✓	✓
Foreign investment risk	✓
Government securities risk	✓
Interest rate risk	✓	✓
Liquidity risk	✓	✓
Repurchase agreement counterparty risk	✓
Tax risk		✓

Other Potential Risks
	Large Cap Stock Fund	Large Cap Market Opportunities Fund	Tax-Sensitive Large Cap Multi-Strategy Fund	Income Stock Fund	Mid Cap Stock Fund	Small Cap Stock Fund	U.S. Core Equity 130/30 Fund	Focused Equity Opportunities Fund	Small/Mid Cap Fund
ADR risk				✓			✓
IPO risk	✓	✓	✓	✓			✓
Interest rate and credit risks				✓
Order delay risk		✓	✓
Securities lending risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Short-term trading risk			✓			✓	✓	✓	✓
Temporary defensive position risk	✓	✓	✓	✓	✓	✓	✓	✓	✓

	International Fund	Emerging Markets Fund	International Appreciation Fund	Bond Fund	Intermediate Bond Fund	Intermediate U.S. Government Fund	Short-Term U.S. Government Securities Fund
ADR risk	✓	✓
IPO risk	✓	✓
Municipal bond market risk				✓	✓
Pooled investment vehicle risk			✓
Securities lending risk	✓	✓	✓	✓	✓	✓	✓
Short-term trading risk		✓	✓	✓	✓	✓	✓
Temporary defensive position risk	✓	✓	✓	✓	✓	✓	✓

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Balanced Fund
Securities lending risk	✓	✓	✓	✓	✓	✓	✓
Short-term trading risk							✓
Temporary defensive position risk	✓	✓	✓	✓	✓	✓	✓

Glossary - Investment Risks

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund’s investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among the underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund’s board when it reviews the asset allocations for the fund.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Country and sector allocation risk. While the portfolio managers use the country and sector weightings of the fund’s benchmark index as a guide in structuring the fund’s portfolio, they may overweight or underweight certain countries or sectors relative to the index. This may cause the fund’s performance to be more or less sensitive to developments affecting those countries or sectors.

• Credit risk. The instruments in which the fund invests may have ratings that are below investment grade (“high yield” or “junk” bonds). High yield bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general. Failure of an issuer or guarantor of a fixed income security, or the counterparty to a derivatives transaction, to make timely interest or principal payments or otherwise honor its obligations could cause the fund to lose money. Similarly, a decline or perception of a decline in the credit quality of a bond can cause the bond's price to fall, potentially lowering the fund's share price. Bonds rated investment grade when purcahsed by a fund may subsequently be downgraded.

• Depositary receipts risk. The fund pursues its objective by investing primarily in DRs representing securities of non-U.S. issuers, and generally will not invest in non-U.S. issuers that do not have sponsored or unsponsored DR programs even though such issuers may otherwise be an attractive investment for the fund. The fund may invest in DRs through an unsponsored facility where the depositary issues the DRs without an agreement with the company that issues the underlying securities. Holders of unsponsored DRs generally bear all the costs of such facility, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the company that issues the underlying securities or to pass through voting rights to the holders of the DRs with respect to the underlying securities.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Certain derivatives may cause taxable income.

• Emerging market risk. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government or regulatory action and even nationalization of businesses, restrictions on foreign ownership, on prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price. In particular, emerging markets may have relatively unstable governments, present the risk of sudden adverse government or regulatory action and even nationalization of businesses, restrictions on foreign ownership on prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of emerging market countries may be based predominantly on only a few industries and may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

• Exchange-traded fund (ETF) risk. ETFs in which the fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, investing in inverse floaters and engaging in forward commitment transactions, may magnify the fund’s gains or losses.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

• Management risk. Management risk is the risk that the investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield or cause the fund’s share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to fully implement an investment strategy that involves short selling due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• State-specific risk. The fund is subject to the risk that relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Stock selection risk. Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile generally similar to the relevant index, the fund is expected to hold fewer securities than the index. Owning fewer securities and having the ability to purchase companies not listed in the index can cause the fund to underperform the index.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the fund make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

• Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

Glossary - Other Potential Risks

• ADR risk. The fund may invest in ADRs, which are U.S. dollar-denominated securities that represent indirect ownership of securities issued by foreign companies, and, to a limited extent, in foreign securities and securities issued by foreign companies that are listed on U.S. exchanges. The securities of foreign issuers carry additional risks, such as less liquidity, changes in currency exchange rates, a lack of comprehensive company information, differing auditing and legal standards and political and economic instability.

• IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

• Interest rate and credit risks. Any investment in fixed-income securities will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the fund invests in bonds, the fund’s share price. The longer the effective maturity and duration of these investments, the more likely the fund’s share price will react to interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fund’s fixed-income investments will have its credit rating downgraded.

• Order delay risk. Portfolio managers responsible for the investment strategies used by the fund also manage other mutual funds or accounts and may submit purchase and sale orders for portfolio securities concurrently for the fund and such other funds or accounts. Orders on behalf of the fund are submitted to the investment adviser's trading desk; whereas, orders for the other funds or accounts may be submitted to the trading desk of an affiliate of the investment adviser or the trading desk of Walter Scott. Because the investment adviser seeks to promote tax efficiency and avoid wash sale transactions for the fund, certain orders submitted on behalf of the fund may be delayed and not aggregated (or "bunched") with those of the other funds or accounts managed by the fund's portfolio managers. In some cases, the delay may adversely affect the price paid or received by the fund for such portfolio securities or the amount of the commission paid to the broker or dealer.

• Pooled investment vehicle risk. The fund may invest in pooled investment vehicles which may involve duplication of advisory fees and certain other expenses.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

• Temporary defensive position risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

Investment Adviser

The investment adviser for the funds is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $298 billion in 195 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $24.4 trillion in assets under custody and administration and $1.14 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The investment adviser has engaged its affiliate, Walter Scott, located at One Charlotte Square, Edinburgh, Scotland, UK, to serve as the sub-investment adviser of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund responsible for the portion of the assets of BNY Mellon Large Cap Market Opportunity Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund allocated to the U.S. Large Cap Equity Strategy. Walter Scott is a wholly-owned subsidiary of BNY Mellon. As of November 30, 2010, Walter Scott had approximately $41.9 billion in assets under management. Walter Scott, subject to the investment adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy.

Distributor

Each fund’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by the funds to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser’s or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of Ethics

The funds, the investment adviser, Walter Scott and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees does not disadvantage any fund managed by the investment adviser.

Portfolio Managers
Name of Fund	Primary Portfolio Manager
BNY Mellon Large Cap Stock Fund	Sean P. Fitzgibbon and Jeffrey D. McGrew
BNY Mellon Large Cap Market Opportunities Fund

Christopher E. Sheldon (investment allocation), Irene D. O’Neill (Focused Equity Strategy and Large Cap Growth Strategy), Ian Clark, Jane Henderson, Roy Leckie, Charlie Macquaker and Rodger Nisbet (U.S. Large Cap Equity Strategy), Brian C. Ferguson (Dynamic Large Cap Value Strategy) and Elizabeth Slover, David Sealy and Barry Mills (U.S. Large Cap Growth Strategy)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

Christopher E. Sheldon (investment allocation), Irene D. O’Neill (Large Cap Core Strategy, Focused Equity Strategy and Large Cap Growth Strategy), Thomas Murphy (Large Cap Tax-Sensitive Strategy), Ian Clark, Jane Henderson, Roy Leckie, Charlie Macquaker and Rodger Nisbet (U.S. Large Cap Equity Strategy), Brian C. Ferguson (Dynamic Large Cap Value Strategy) and Elizabeth Slover, David Sealy and Barry Mills (U.S. Large Cap Growth Strategy)

BNY Mellon Income Stock Fund	Brian C. Ferguson
BNY Mellon Mid Cap Stock Fund	Stephen A. Mozur
BNY Mellon Small Cap Stock Fund	Stephan A. Mozur
BNY Mellon U.S. Core Equity 130/30 Fund	Sean P. Fitzgibbon and Jeffrey D. McGrew
BNY Mellon Focused Equity Opportunities Fund	Irene D. O’Neill
BNY Mellon Small/Mid Cap Fund	John M. Chambers
BNY Mellon International Fund	D. Kirk Henry (value investment style) and Sean P. Fitzgibbon and Mark A. Bogar (core investment style)
BNY Mellon International Appreciation Fund	Richard A. Brown, Thomas J. Durante and Karen Q. Wong
BNY Mellon Emerging Markets Fund	D. Kirk Henry (value investment style) and Sean P. Fitzgibbon and Jay Malikowski (core investment style)
BNY Mellon Bond Fund	John F. Flahive
BNY Mellon Intermediate Bond Fund	John F. Flahive
BNY Mellon Intermediate U.S. Government Fund	John F. Flahive
BNY Mellon Short-Term U.S. Government Securities Fund	Lawrence R. Dunn
BNY Mellon National Intermediate Municipal Bond Fund	John F. Flahive and Mary Collette O’Brien
BNY Mellon National Short-Term Municipal Bond Fund	Jeremy N. Baker and Timothy J. Sanville
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Jeremy N. Baker and Mary Collette O’Brien
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	John F. Flahive and Mary Collette O’Brien
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	John F. Flahive
BNY Mellon Municipal Opportunities Fund	John F. Flahive
BNY Mellon Balanced Fund	Sean P. Fitzgibbon and Jeffrey D. McGrew (equity portion) and John F. Flahive (fixed-income portion)

Biographical Information

Jeremy N. Baker, CFA, has been a primary portfolio manager of BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and a portfolio manager at Dreyfus since March 2006. Mr. Baker is also a vice president of The Bank of New York Mellon, which he joined in September 2002.

Mark A. Bogar, CFA, has been a primary portfolio manager of BNY Mellon International Fund since January 2010. Mr. Bogar has been employed by Dreyfus since November 2008. He also is a director, portfolio manager, research analyst and member of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since August 2007.

Richard A. Brown has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Mr. Brown has been a portfolio manager for Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus, since 1995 and has been a dual employee of Dreyfus and Mellon Capital since April 2005.

John M. Chambers, CFA, has been a portfolio manager of BNY Mellon Small/Mid Cap Fund since its inception in September 2009, and a portfolio manager at Dreyfus since September 2009. He is also a vice president of The Bank of New York Mellon, which he joined in January 2004.

Ian Clark has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since December 2010. He is a director of Walter Scott, which he co-founded in 1983, and is a member of its Investment Management Group (IMG), which governs investment policy at Walter Scott and is comprised of all of the firm’s investment directors and senior investment managers.

Lawrence R. Dunn, CFA, has been a portfolio manager of BNY Mellon Short-Term U.S. Government Securities Fund since its inception in October 2000 and a portfolio manager at Dreyfus since November 1995. Mr. Dunn is also an assistant vice president of The Bank of New York Mellon, which he joined in April 1990.

Thomas J. Durante has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Mr. Durante has been employed by Dreyfus since August 1982. He is also a portfolio manager with Mellon Capital, and has been employed by Mellon Capital since January 2000.

Brian C. Ferguson has been the primary portfolio manager of BNY Mellon Income Stock Fund since February 2007 and of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Dynamic Large Cap Value Strategy since each fund’s inception in July 2010. Mr. Ferguson has been a portfolio manager at Dreyfus since October 2002. He is also a senior vice president and the director of the U.S. Large Cap Value Equity Team of TBCAM, where he has been employed since June 1997.

Sean P. Fitzgibbon, CFA, has been a primary portfolio manager of BNY Mellon Large Cap Stock Fund and BNY Mellon Balanced Fund since February 2007, of BNY Mellon U.S. Core Equity 130/30 Fund since its inception in July 2007, and of BNY Mellon Emerging Markets Fund and BNY Mellon International Fund since January 2010. Mr. Fitzgibbon has also been a portfolio manager at Dreyfus since October 2004. He also is a senior managing director, portfolio manager, research analyst and head of the global core equity team at TBCAM, where he has been employed since August 1991.

John F. Flahive, CFA, has been a primary portfolio manager of BNY Mellon National Intermediate Municipal Bond Fund since its inception in October 2000, of BNY Mellon Massachusetts Intermediate Municipal Bond Fund since its inception in September 2002, of BNY Mellon Bond Fund since August 2005 and of BNY Mellon Municipal Opportunities Fund since its inception in October 2008. He also has been a primary portfolio manager of BNY Mellon Balanced Fund and BNY Mellon Intermediate Bond Fund since March 2006 and of BNY Mellon Intermediate U.S. Government Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund since September 2008. He has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also first vice president of The Bank of New York Mellon, which he joined in October 1994.

Jane Henderson has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund’s inception in July 2010. Ms. Henderson is the Managing Director of Walter Scott, which she joined in 1995, and is a member of its IMG.

D. Kirk Henry, CFA, has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since its inception in October 2000 and of BNY Mellon International Fund since September 2002. Mr. Henry has been a portfolio manager at Dreyfus since May 1996. He is also executive vice president and international equity portfolio manager of TBCAM. He has held that position since May 1994.

Roy Leckie has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund’s inception in July 2010. Mr. Leckie is a director of Walter Scott, which he joined in 1995, and co-leads its IMG.

Charlie Macquaker has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund’s inception in July 2010. Mr. Macquaker is a director of Walter Scott, which he joined in 1991, and co-leads its IMG.

Jay Malikowski has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since January 2010. Mr. Malikowski has been employed by Dreyfus since January 2010. He also is a vice president, portfolio manager, research analyst and member of the global core equity team at TBCAM, where he has been employed since August 2007. Prior thereto, Mr. Malikowski was a graduate student, receiving an MBA degree in 2007, and, from 2000 through August 2005 was a manager at Deloitte Consulting.

Jeffrey D. McGrew, CFA, has been a primary portfolio manager of BNY Mellon U.S. Core Equity 130/30 Fund since its inception in July 2007 and of BNY Mellon Large Cap Stock Fund and BNY Mellon Balanced Fund since January 2010. Mr. McGrew has been employed by Dreyfus since April 2006. He also is a managing director, portfolio manager, research analyst and member of the global core equity team at TBCAM, where he has been employed since 2002.

Barry Mills has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund’s inception in July 2010. Mr. Mills is an analyst on the core research team at TBCAM, where he has been employed since June 2005. He also has been employed by Dreyfus since 1999.

Stephen A. Mozur, CFA, has been a portfolio manager of BNY Mellon Mid Cap Stock Fund since December 2004, and became the primary portfolio manager of BNY Mellon Mid Cap Stock Fund in March 2009. He also has been the primary portfolio manager of BNY Mellon Small Cap Stock Fund since March 2010. He has been a portfolio manager at Dreyfus since December 2004. Mr. Mozur is also a vice president of The Bank of New York Mellon, which he joined in 2002.

Thomas Murphy, CFA, has been the primary portfolio manager of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Large Cap Tax-Sensitive Strategy since its inception in July 2010. Mr. Murphy has been Director, Tax-Managed Equity, at The Bank of New York Mellon since 2003 and an employee of Dreyfus since June 2010.

Rodger Nisbet has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund’s inception in July 2010. Mr. Nisbet is the Deputy Chairman of Walter Scott, which he joined in 1993, and is a member of its IMG.

Mary Collette O’Brien, CFA, has been a primary portfolio manager of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund since its inception in October 2000, and of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund since March 2006. Ms. O’Brien has been a portfolio manager at Dreyfus since July 1996. She is also a vice president of The Bank of New York Mellon, which she joined in April 1995.

Irene D. O’Neill, CFA, has been the primary portfolio manager of BNY Mellon Focused Equity Opportunities Fund since its inception in September 2009 and of BNY Mellon Large Cap Market Opportunities Fund with respect to the Focused Equity Strategy and the Large Cap Growth Strategy and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Large Cap Core Strategy, the Focused Equity Strategy and the Large Cap Growth Strategy since each fund’s inception in July 2010. She has been employed by Dreyfus since 2002. Ms. O’Neill is also a managing director and senior portfolio manager of The Bank of New York Mellon, which she joined in 2002.

Timothy J. Sanville, CFA, has been a primary portfolio manager of BNY Mellon National Short-Term Municipal Bond Fund since its inception in October 2000. Mr. Sanville has been a portfolio manager at Dreyfus since July 2000. He is also an assistant vice president of The Bank of New York Mellon, which he joined in 1992.

David Sealy has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Camp Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund’s inception in July 2010. Mr. Sealy is an analyst on the core research team at TBCAM, where he has been employed since June 2005. He also has been employed by Dreyfus since 1997.

Christopher E. Sheldon, CFA, has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund responsible for investment allocation decisions since each fund's inception in July 2010. Mr. Sheldon is Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon since 1995. He also has been employed by Dreyfus since 1996.

Elizabeth Slover has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Camp Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund’s inception in July 2010. Ms. Slover is a managing director and the director of core research at TBCAM, where she has been employed since June 2005. She also has been employed by Dreyfus since November 2001.

Karen Q. Wong has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Ms. Wong has been a portfolio manager for Mellon Capital since 2000. She has been a dual employee of Dreyfus and Mellon Capital since April 2005.

The funds’ Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Investment Advisory Fee

Each of the funds has agreed to pay the investment adviser an investment advisory fee at the annual rate set forth in the table below, and, for the fiscal year ended August 31, 2010, each of the funds paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.

A discussion regarding the basis for the board’s approving each fund’s investment advisory agreement with the investment adviser is available in the fund’s annual report for the fiscal year ended August 31, 2010.

Investment Advisory Fees
Name of Fund	Contractual Investment Advisory Fee (as a percentage of average daily net assets)	Effective Investment Advisory Fee (as a percentage of average daily net assets)
BNY Mellon Large Cap Stock Fund	0.65%	0.65%
BNY Mellon Large Cap Market Opportunities Fund	*	0.00%**
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	*	0.00%**
BNY Mellon Income Stock Fund	0.65%	0.65%
BNY Mellon Mid Cap Stock Fund	0.75%	0.75%
BNY Mellon Small Cap Stock Fund	0.85%	0.83%**
BNY Mellon U.S. Core Equity 130/30 Fund	0.80%	0.80%
BNY Mellon Focused Equity Opportunities Fund	0.70%	0.61%**
BNY Mellon Small/Mid Cap Fund	0.75%	0.60%**
BNY Mellon International Fund	0.85%	0.85%
BNY Mellon Emerging Markets Fund	1.15%	1.15%
BNY Mellon International Appreciation Fund	0.50%	0.48%**
BNY Mellon Bond Fund	0.40%	0.40%
BNY Mellon Intermediate Bond Fund	0.40%	0.40%
BNY Mellon Intermediate U.S. Government Fund	0.50%	0.41%**
BNY Mellon Short-Term U.S. Government Securities Fund	0.35%	0.35%
BNY Mellon National Intermediate Municipal Bond Fund	0.35%	0.35%
BNY Mellon National Short-Term Municipal Bond Fund	0.35%	0.35%
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	0.50%	0.50%
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	0.35%	0.35%
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	0.50%	0.38%**
BNY Mellon Municipal Opportunities Fund	0.50%	0.50%
BNY Mellon Balanced Fund	***	0.42%
BNY Mellon Money Market Fund	0.15%	0.14%
BNY Mellon National Municipal Money Market Fund	0.15%	0.14%

*BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Multi-Strategy Fund have each agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds.

**The effective investment advisory fee for this fund reflects a fee waiver/expense reimbursement in effect during the fund’s fiscal year ended August 31, 2010.

*** BNY Mellon Balanced Fund has agreed to pay an investment advisory fee at the annual rate of 0.65% applied to that portion of the fund’s average daily net assets allocated to direct investments in equity securities, at the annual rate of 0.40% applied to that portion of the fund’s average daily net assets allocated to direct investments in debt securities, and at the annual rate of 0.15% applied to that portion of the fund’s average daily net assets allocated to investments in money market instruments and any underlying funds.

Shareholder Guide

Buying, Selling and Exchanging Shares

Each fund is offering its Class M shares and Investor shares in this prospectus. Class M shares are generally offered only to Wealth Management Clients. Class M shares of a fund also are offered to certain Investment Advisory Firms on behalf of their high net worth and related clients, provided that such Firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account. Investment Advisory Firms are subject to a minimum initial investment requirement of $1 million. Class M shares owned by clients of Investment Advisory Firms will be held in omnibus accounts in the name of the Investment Advisory Firms. Records relating to the client accounts of Investment Advisory Firms generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates. In addition, BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as “sweep vehicles” for cash held in Qualified Accounts. Any such investments must be in the respective fund’s Class M shares. Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the funds’ transfer agent (BNY Mellon Fund Accounts). Investor shares are generally offered only to Individual Clients, BNY Mellon Wealth Advisors Brokerage Clients and Qualified Employee Benefit Plans, except that Individual Clients of a fund on July 10, 2001 will continue to be eligible to purchase Class M shares of that fund for their then existing accounts. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Fund shares owned by BNY Mellon Wealth Advisors Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Advisors Brokerage Accounts). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.

Wealth Management Clients may transfer Class M shares from a BNY Mellon Fund Account to other existing Wealth Management Clients for their BNY Mellon Fund Accounts. Wealth Management Clients also may transfer shares from a BNY Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Advisors Brokerage Account. Before any such transfer (other than a transfer to Individual Clients of a fund as of July 10, 2001 for their then-existing accounts), the Wealth Management Client’s Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Advisors Brokerage Client will receive Investor shares. Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder’s Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients and BNY Mellon Wealth Advisors Brokerage Clients in the Investor class of a fund who make subsequent investments in that fund will receive Investor shares of that fund. Holders of Investor shares of a fund at the time they become Wealth Management Clients (“Converting Investor Shareholders”) generally may request to have their Investor shares converted into Class M shares of the fund. The conversion of such shareholder’s Investor shares into Class M shares will be at the equivalent net asset value of each class at the time of the conversion. Converting Investor Shareholders in Class M shares of a fund who make subsequent investments in that fund will receive Class M shares of that fund. See the SAI for more information.

You pay no sales charges to invest in either share class of any fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time for BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, and as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) for each fund other than BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, on days the NYSE is open for regular business. Each of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund also may process purchase and sale orders and calculate its NAV on days that the fund’s primary trading markets are open and the fund’s management determines to do so.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Investments in debt securities generally are valued by one or more independent pricing services approved by the Trust’s board or on the basis of market quotations. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the Trust’s board. Fair value of investments may be determined by the Trust’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.

Investments in money market securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, such securities are valued at their acquisition cost and adjusted for discounts or premiums reflected in their purchase price. This method of valuation is designed for money market funds, such as BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, to be able to price their shares at $1.00 per share.

Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund. The effect on NAV may be more pronounced for BNY Mellon Emerging Markets Fund and BNY Mellon International Fund, which invest primarily in foreign securities.

Investments in foreign securities, small-capitalization equity securities, certain municipal bonds and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to a fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of a fund’s NAV by short-term traders. While the funds have a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Shareholder Guide — Account Policies and Services — General Policies” for further information about the funds’ frequent trading policy.

Because BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Municipal Opportunities Fund and BNY Mellon National Municipal Money Market Fund seek tax-exempt income, they are not recommended for purchase by qualified retirement plans or other tax-advantaged accounts.

Selling Shares

You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased  by check, TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds (or selling the shares in the case of the money market funds) for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks or process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, Redemptions and Exchanges Through BNY Mellon Fund Accounts and BNY Mellon Wealth Advisors Brokerage Accounts

Persons who hold fund shares  through BNY Mellon Fund Accounts or BNY Mellon Wealth Advisors Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, Redemptions and Exchanges Through Qualified Employee Benefit Plan Accounts

Persons who hold fund shares  through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, Redemptions and Exchanges Through Investment Advisory Firms

Clients of Investment Advisory Firms that purchase fund shares on behalf of their high-net-worth and related clients may not maintain accounts directly with the fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging fund shares. Investment Advisory Firms may impose policies, limitations (including with respect to buying, selling and exchanging fund shares) and fees on their clients that are different from those described in this prospectus.

Purchases and Redemptions Through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a BNY Mellon Fund Account, by Wealth Management Clients who terminate their relationship with BNY  Mellon Affiliates, but who wish to continue to hold  fund shares, or by exchange from Individual  Accounts holding other BNY Mellon funds as  described below under “Individual Account Services  and Policies – Exchange Privilege.” The minimum  initial investment in a fund through an Individual  Account is $10,000, and the minimum for subsequent  investments is $100. You may purchase additional  shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail.  To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund

BNY Mellon Funds

P.O. Box 55268, Boston, MA 02205-8502

Make checks payable to: BNY Mellon Funds.

Electronic Check or Wire. To purchase shares in a regular or IRA account, please call 1-800-645-6561 (outside the U.S. 516-794-5452) for more information.

TeleTransfer.  To purchase additional shares through TeleTransfer call 1-800-645-6561 (outside the U.S. 516 794-5452) to request your transaction.

Automatically.  Call us at 1-800-645-6561 to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See “Individual Account Services and Policies.”

IRAs.  For information on how to purchase additional shares for IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares  in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders.  Some circumstances require written sell orders along with signature guarantees. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

In writing or by check.  You may sell (redeem) shares by writing a letter of instruction and, for the funds specified below under “Individual Account Services and Policies — Checkwriting Privilege” only, by writing a redemption check. The letter of instruction and redemption check should include the following information:

•  your name(s) and signatures(s)

•  your account number

•  the fund name

•  the share class

•  the dollar amount you want to sell

•  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required. Mail your request to:

BNY Mellon Funds

P.O. Box 55268

Boston, MA 02205-8502

Telephone.  Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-645-6561 (outside the U.S. 516-794 5452). A check will be mailed to your address of record.

Wire or TeleTransfer.  To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs.  For information on how to sell (redeem) shares held in IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Individual Account Services and Policies

The services and privileges described  in this section are available only to holders of Individual Accounts.

Automatic services.  Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.

Automatic Asset Builder  permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan  permits you to purchase fund shares (minimum $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from one BNY Mellon fund into another (not available for IRAs).

Auto-Exchange Privilege permits you to exchange your shares from one BNY Mellon fund into another.

Automatic Withdrawal Plan permits you to make withdrawals (minimum $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Checkwriting Privilege.  (Fixed-Income Funds and Money Market Funds only). Holders of Individual Accounts in BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund, BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund may sell (redeem) shares by check. You may write redemption checks against your fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege.  You generally can exchange shares of a class of a BNY Mellon fund worth $500 or more into shares of the same class of any other BNY Mellon fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing.

Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

General Policies

Unless you decline teleservice privileges on your application, the funds’ transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the funds’ transfer agent takes reasonable measures to confirm that instructions are genuine.

The funds (other than the money market funds) are designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the Trust’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the funds will not enter into arrangements with any person or group to permit frequent trading.

Each fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

• refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser’s view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

The funds’ shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser’s ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide the investment adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If the investment adviser determines that any such investor has engaged in frequent trading of fund shares, the investment adviser may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent a fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent a fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the funds’ frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the investment adviser discourages excessive trading and other abusive trading practices, BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (collectively, Money Market Funds) have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of shares of the Money Market Funds. The investment adviser also believes that money market funds, such as the Money Market Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of a Money Market Fund’s shares could increase the Money Market Fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Money Market Fund’s portfolio, which could detract from the Money Market Fund’s performance. Accordingly, each Money Market Fund reserves the right to refuse any purchase or exchange request.

Each Money Market Fund also may process purchase and sale orders and calculate its NAV on days that the fund’s primary trading markets are open and the fund’s management determines to do so.

Distributions and Taxes

Each fund usually pays its shareholders dividend, if any, from its net investment income as follows:

Fund	Dividend Payment Frequency
BNY Mellon Large Cap Stock Fund	Monthly
BNY Mellon Large Cap Market Opportunities Fund	Annually
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Annually
BNY Mellon Income Stock Fund	Monthly
BNY Mellon Mid Cap Stock Fund	Annually
BNY Mellon Small Cap Stock Fund	Annually
BNY Mellon U.S. Core Equity 130/30 Fund	Annually
BNY Mellon Focused Equity Opportunities Fund	Annually
BNY Mellon Small/Mid Cap Fund	Annually
BNY Mellon International Fund	Annually
BNY Mellon International Appreciation Fund	Annually
BNY Mellon Emerging Markets Fund	Annually
BNY Mellon Bond Fund	Monthly
BNY Mellon Intermediate Bond Fund	Monthly
BNY Mellon Intermediate U.S. Government Fund	Monthly
BNY Mellon Short-Term U.S. Government Securities Fund	Monthly
BNY Mellon National Intermediate Municipal Bond Fund	Monthly
BNY Mellon National Short-Term Municipal Bond Fund	Monthly
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Monthly
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Monthly
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Monthly
BNY Mellon Municipal Opportunities Fund	Monthly
BNY Mellon Balanced Fund	Monthly
BNY Mellon Money Market Fund	Monthly
BNY Mellon National Municipal Money Market Fund	Monthly

Each fund generally distributes  any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on BNY Mellon Fund Accounts, contact your account officer, and for such information on BNY Mellon Wealth Advisors Brokerage Accounts or client accounts of Investment Advisory Firms, contact your financial advisor. There are no fees or sales charges on reinvestments.

Distributions paid by a fund (except to the extent attributable to tax-exempt income) are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund anticipate that virtually all dividends paid to you will be exempt from federal and, as to the relevant fund, Pennsylvania, Massachusetts and New York, respectively, personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short- term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Pennsylvania, Massachusetts and New York personal income tax purposes, distributions derived from interest on municipal securities of Pennsylvania, Massachusetts and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania, Massachusetts and New York state personal income taxes, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Financial Highlights

These financial highlights describe the performance of each fund’s Class M and Investor shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. Except as noted below, these financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with the funds’ financial statements, are included in the annual reports, which are available upon request. BNY Mellon International Appreciation Fund, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund changed their fiscal year end to August 31 from December 31, and the financial highlights for the fiscal year ended August 31, 2010, the eight-month period ended August 31, 2009 and the fiscal year ended December 31, 2008 were audited by KPMG LLP. The financial highlights of these funds for each of the other years were audited by another independent public accounting firm.

BNY Mellon Large Cap Stock Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	6.77	8.77	11.56	10.31	9.79
Investment Operations:
Investment income—net[a]	.06	.09	.11	.09	.10
Net realized and unrealized
gain (loss) on investments	.39	(1.91)	(1.05)	1.49	.52
Total from Investment Operations	.45	(1.82)	(.94)	1.58	.62
Distributions:
Dividends from investment income--net	(.06)	(.09)	(.12)	(.08)	(.10)
Dividends from net realized gain on investments	-	(.09)	(1.73)	(.25)	-
Total Distributions	(.06)	(.18)	(1.85)	(.33)	(.10)
Net asset value, end of period	7.16	6.77	8.77	11.56	10.31
Total Return (%)	6.62	(20.39)	(9.95)	15.60	6.32
Ratios/Supplemental Data(%):
Ratio of total expenses to average net assets	.80	.81	.80	.80	.80
Ratio of net expenses to average net assets	.80[b]	.81[b]	.80[b]	.79	.80[b]
Ratio of net investment income to average net assets	.81	1.51	1.15	.76	.96
Portfolio Turnover Rate	71.61	109.39	56.13	77.46	19.08
Net Assets, end of period ($ x 1,000)	1,178,235	1,449,565	1,750,688	1,970,482	1,766,105
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Large Cap Stock Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	6.78	8.78	11.58	10.33	9.82
Investment Operations:
Investment income—net[a]	.04	.08	.09	.06	.07
Net realized and unrealized
gain (loss) on investments	.38	(1.91)	(1.07)	1.50	.51
Total from Investment Operations	.42	(1.83)	(.98)	1.56	.58
Distributions:
Dividends from investment income—net	(.04)	(.08)	(.09)	(.06)	(.07)
Dividends from net realized gain on investments	-	(.09)	(1.73)	(.25)	-
Total Distributions	(.04)	(.17)	(1.82)	(.31)	(.07)
Net asset value, end of period	7.16	6.78	8.78	11.58	10.33
Total Return (%)	6.21	(20.56)	(10.26)	15.29	5.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.06	1.05	1.05	1.06
Ratio of net expenses to average net assets	1.05[b]	1.06[b]	1.05[b]	1.04	1.06[b]
Ratio of net investment income to average net assets	.56	1.25	.89	.51	.72
Portfolio Turnover Rate	71.61	109.39	56.13	77.46	19.08
Net Assets, end of period ($ x 1,000)	7,473	8,274	9,829	11,704	7,629
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Large Cap Market Opportunities Fund
	Class M Shares	Investor Shares
	Period Ended August 31,	Period Ended August 31,
	2010[a]	2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.00	10.00
Investment Operations:
Investment income — net[b,c]	.00	.00
Net realized and unrealized
gain (loss) on investments	(.52)	(.52)
Total from Investment Operations	(.52)	(.52)
Net asset value, end of period	9.48	9.48
Total Return (%)[d]	(5.20)	(5.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e,f]	15.54	9.38
Ratio of net expenses to average net assets[e,f]	.98	1.23
Ratio of net investment income to average net assets[e,f]	.48	.16
Portfolio Turnover Rate [d]	2.12	2.12
Net Assets, end of period ($ x 1,000)	5,074	9
[a]From July 30, 2010 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized. [e]Annualized. [f]Amount does not include the activity of the underlying funds.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
	Class M Shares	Investor Shares
	Period Ended August 31,	Period Ended August 31,
	2010[a]	2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.00	10.00
Investment Operations:
Investment income — net[b]	.01	.01
Net realized and unrealized
gain (loss) on investments	(.49)	(.49)
Total from Investment Operations	(.48)	(.48)
Net asset value, end of period	9.52	9.52
Total Return (%)[c]	(4.80)	(4.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d,e]	8.12	5.88
Ratio of net expenses to average net assets[d,e]	.99	1.24
Ratio of net investment income to average net assets[d,e]	.91	.65
Portfolio Turnover Rate [c]	1.53	1.53
Net Assets, end of period ($ x 1,000)	10,377	10
[a]From July 30, 2010 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized. [e]Amount does not include the activity of the underlying funds.

Financial Highlights (cont’d)

BNY Mellon Income Stock Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	5.39	7.22	10.61	10.43	9.92
Investment Operations:
Investment income—net[a]	.09	.12	.16	.19	.22
Net realized and unrealized
gain (loss) on investments	.10	(1.35)	(1.35)	1.04	.75
Total from Investment Operations	.19	(1.23)	(1.19)	1.23	.97
Distributions:
Dividends from investment income--net	(.09)	(.13)	(.16)	(.19)	(.22)
Dividends from net realized gain on investments	-	(.47)	(2.04)	(.86)	(.24)
Total Distributions	(.09)	(.60)	(2.20)	(1.05)	(.46)
Net asset value, end of period	5.49	5.39	7.22	10.61	10.43
Total Return (%)	3.44	(15.73)	(13.79)	12.11	10.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.87	.84	.81	.81
Ratio of net expenses to average net assets	.86[b]	.87[b]	.84[b]	.81	.81[b]
Ratio of net investment income to average net assets	1.55	2.47	1.87	1.81	2.14
Portfolio Turnover Rate	66.78	65.88	33.02	62.06	40.75
Net Assets, end of period ($ x 1,000)	90,645	126,763	199,367	414,866	421,266
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

BNY Mellon Income Stock Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	5.44	7.27	10.67	10.49	9.98
Investment Operations:
Investment income—net[a]	.08	.11	.14	.17	.19
Net realized and unrealized
gain (loss) on investments	.10	(1.35)	(1.36)	1.04	.75
Total from Investment Operations	.18	(1.24)	(1.22)	1.21	.94
Distributions:
Dividends from investment income--net	(.08)	(.12)	(.14)	(.17)	(.19)
Dividends from net realized gain on investments	-	(.47)	(2.04)	(.86)	(.24)
Total Distributions	(.08)	(.59)	(2.18)	(1.03)	(.43)
Net asset value, end of period	5.54	5.44	7.27	10.67	10.49
Total Return (%)	3.19	(15.84)	(14.03)	11.78	9.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.12	1.09	1.06	1.06
Ratio of net expenses to average net assets	1.11[b]	1.12[b]	1.09[b]	1.06	1.06[b]
Ratio of net investment income to average net assets	1.29	2.19	1.62	1.55	1.92
Portfolio Turnover Rate	66.78	65.88	33.02	62.06	40.75
Net Assets, end of period ($ x 1,000)	988	1,045	1,407	1,719	1,468
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Mid Cap Stock Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.64	11.11	14.19	14.26	14.80
Investment Operations:
Investment income—net[a]	.05	.07	.03	.06	.08
Net realized and unrealized
gain (loss) on investments	.68	(2.46)	(.53)	2.17	1.21
Total from Investment Operations	.73	(2.39)	(.50)	2.23	1.29
Distributions:
Dividends from investment income--net	(.06)	(.06)	(.04)	(.08)	(.01)
Dividends from net realized gain on investments	-	(.02)	(2.54)	(2.22)	(1.82)
Total Distributions	(.06)	(.08)	(2.58)	(2.30)	(1.83)
Net asset value, end of period	9.31	8.64	11.11	14.19	14.26
Total Return (%)	8.49	(21.33)	(5.67)	16.76	9.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.92	.90	.90	.91
Ratio of net expenses to average net assets	.90	.92[b]	.90[b]	.90[b]	.91[b]
Ratio of net investment income to average net assets	.53	.86	.28	.42	.51
Portfolio Turnover Rate	123.41	147.50	121.12	112.31	93.33
Net Assets, end of period ($ x 1,000)	1,162,906	1,185,376	1,540,821	1,708,747	1,560,575
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Mid Cap Stock Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.57	11.00	14.07	14.16	14.73
Investment Operations:
Investment income—net[a]	.03	.05	.00 b	.02	.04
Net realized and unrealized
gain (loss) on investments	.68	(2.43)	(.53)	2.15	1.21
Total from Investment Operations	.71	(2.38)	(.53)	2.17	1.25
Distributions:
Dividends from investment income--net	(.04)	(.03)	-	(.04)	-
Dividends from net realized gain on investments	-	(.02)	(2.54)	(2.22)	(1.82)
Total Distributions	(.04)	(.05)	(2.54)	(2.26)	(1.82)
Net asset value, end of period	9.24	8.57	11.00	14.07	14.16
Total Return (%)	8.30	(21.51)	(5.94)	16.44	8.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.17	1.15	1.15	1.15
Ratio of net expenses to average net assets	1.15	1.17[c]	1.15[c]	1.15[c]	1.15[c]
Ratio of net investment income to average net assets	.27	.63	.03	.16	.26
Portfolio Turnover Rate	123.41	147.50	121.12	112.31	93.33
Net Assets, end of period ($ x 1,000)	20,733	19,785	28,520	35,139	30,433
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.
[c]Expense waivers and/or reimbursements amounted to less than .01%.

BNY Mellon Small Cap Stock Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.57	11.44	14.82	15.39	17.18
Investment Operations:
Investment income (loss) — net[a]	.00[b]	.07	.03	.00[b]	(.01)
Net realized and unrealized
gain (loss) on investments	.38	(2.85)	(1.15)	1.83	.80
Total from Investment Operations	.38	(2.78)	(1.12)	1.83	.79
Distributions:
Dividends from investment income - net	(.01)	(.08)	-	-	-
Dividends from net realized gain on investments	-	(.01)	(2.26)	(2.40)	(2.58)
Total Distributions	(.01)	(.09)	(2.26)	(2.40)	(2.58)
Net asset value, end of period	8.94	8.57	11.44	14.82	15.39
Total Return (%)	4.45	(24.11)	(9.07)	12.53	5.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.03	1.01	1.01	1.01
Ratio of net expenses to average net assets	.98	.99	1.01[c]	1.00	1.01[c]
Ratio of net investment income (loss) to average net assets	.01	.88	.28	.02	(.08)
Portfolio Turnover Rate	183.41	159.78	132.19	167.04	108.79
Net Assets, end of period ($ x 1,000)	412,824	610,567	633,118	670,238	667,241
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.
[c]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Small Cap Stock Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.36	11.11	14.50	15.13	16.97
Investment Operations:
Investment income (loss) — net[a]	(.02)	.05	00[b]	(.03)	(.05)
Net realized and unrealized
gain (loss) on investments	.38	(2.72)	(1.13)	1.80	.79
Total from Investment Operations	.36	(2.67)	(1.13)	1.77	.74
Distributions:
Dividends from investment income – net	-	(.07)	-	-	-
Dividends from net realized gain on investments	-	(.01)	(2.26)	(2.40)	(2.58)
Total Distributions	-	(.08)	(2.26)	(2.40)	(2.58)
Net asset value, end of period	8.72	8.36	11.11	14.50	15.13
Total Return (%)	4.31	(23.92)	(9.36)	12.33	4.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25	1.28	1.26	1.26	1.26
Ratio of net expenses to average net assets	1.23	1.23	1.26[c]	1.25	1.26[c]
Ratio of net investment income (loss) to average net assets	(.24)	.61	.02	(.23)	(.35)
Portfolio Turnover Rate	183.41	159.78	132.19	167.04	108.79
Net Assets, end of period ($ x 1,000)	6,022	6,277	3.795	5,341	6,618
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.
[c]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon U.S. Core Equity 130/30 Fund
	Class M Shares				Investor Shares
	Year Ended August 31,				Year Ended August 31,
	2010	2009	2008	2007[a]	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	9.07	11.39	12.64	12.50	9.02	11.36	12.63	12.50
Investment Operations:
Investment income (loss) — net[b]	.03	.07	.07	(.00)[c]	(.01)	.04	.02	(.00)[c]
Net realized and unrealized
gain (loss) on investments	.74	(2.28)	(1.32)	.14	.75	(2.27)	(1.29)	.13
Total from Investment Operations	.77	(2.21)	(1.25)	.14	.74	(2.23)	(1.27)	.13
Distributions:
Dividends from investment income - net	(.03)	(.11)	-	-	-	(.11)	-	-
Net asset value, end of period	9.81	9.07	11.39	12.64	9.76	9.02	11.36	12.63
Total Return (%)	8.53	(19.19)	(9.89)	1.12[d]	8.20	(19.47)	(10.06)	1.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.79	2.02	2.39[e]	.50[d]	2.09	2.25	2.81[e]	.50[d]
Ratio of net expenses to average net assets	1.79	2.02[f]	2.28[e]	.28[d]	2.09	2.25[f]	2.71[e]	.28[d]
Ratio of net investment income (loss) to average net assets	.26	.87	.58	(.03)[d]	(.08)	.56	.16	(.03)[d]
Portfolio Turnover Rate	117.53	138.97	163.66	11.94[d]	117.53	138.97	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	186,137	80,952	180,803	26,064	8	14	13	10
[a]From August 1, 2007 (commencement of operations) to August 31, 2007.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Higher costs are due to borrowing costs associated with the 130/30 fund structure.
[f]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Focused Equity Opportunities Fund
	Class M Shares	Investor Shares
	Period Ended August 31,	Period Ended August 31,
	2010[a]	2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.00	10.00
Investment Operations:
Investment income (loss) — net[b]	.06	.02
Net realized and unrealized
gain (loss) on investments	.04	.06
Total from Investment Operations	.10	.08
Distributions:
Dividends from investment income-net	(.01)	(.01)
Dividends from net realized gain on investments[c]	(.00)	(.00)
Total Distributions	(.01)	(.01)
Net asset value, end of period	10.09	10.07
Total Return (%)[d]	1.01	.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.98	1.53
Ratio of net expenses to average net assets[e]	.89	1.14
Ratio of net investment income to average net assets[e]	.59	.23
Portfolio Turnover Rate[d]	64.75	64.75
Net Assets, end of period ($ x 1,000)	238,332	13
[a]From September 30, 2009 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon Small/Mid Cap Fund
	Class M Shares	Investor Shares
	Period Ended August 31,	Period Ended August 31,
	2010[a]	2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.00	10.00
Investment Operations:
Investment income — net[b]	.01	.01
Net realized and unrealized
gain (loss) on investments	.95	.92
Total from Investment Operations	.96	.93
Distributions:
Dividends from investment income-net	(.01)	(.01)
Dividends from net realized gain on investments	(.03)	(.03)
Total Distributions	(.04)	(.04)
Net asset value, end of period	10.92	10.89
Total Return (%)[c]	9.65	9.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.07	2.35
Ratio of net expenses to average net assets[d]	.92	1.20
Ratio of net investment income to average net assets[d]	.06	.08
Portfolio Turnover Rate[c]	109.25	109.25
Net Assets, end of period ($ x 1,000)	222,034	16
[a]From September 30, 2009 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

BNY Mellon International Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.12	12.11	17.56	17.77	16.20
Investment Operations:
Investment income—net[a]	.18	.22	.33	.28	.28
Net realized and unrealized
gain (loss) on investments	(.67)	(1.54)	(3.14)	1.92	3.02
Total from Investment Operations	(.49)	(1.32)	(2.81)	2.20	3.30
Distributions:
Dividends from investment income--net	(.25)	(.41)	(.29)	(.30)	(.23)
Dividends from net realized gain on investments	-	(.26)	(2.35)	(2.11)	(1.50)
Total Distributions	(.25)	(.67)	(2.64)	(2.41)	(1.73)
Net asset value, end of period	9.38	10.12	12.11	17.56	17.77
Total Return (%)	(5.07)	(9.95)	(18.61)	12.93	21.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.14	1.10	1.08	1.10
Ratio of net expenses to average net assets	1.09[b]	1.03	1.06	1.08[b]	1.10[b]
Ratio of net investment income to average net assets	1.79	2.51	2.22	1.59	1.68
Portfolio Turnover Rate	67.16	102.83	78.35	72.83	70.02
Net Assets, end of period ($ x 1,000)	996,647	1,247,441	2,002,307	2,836,968	2,534,753
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon International Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.69	12.70	18.29	18.41	16.74
Investment Operations:
Investment income—net[a]	.16	.20	.28	.23	.26
Net realized and unrealized
gain (loss) on investments	(.70)	(1.60)	(3.26)	2.03	3.11
Total from Investment Operations	(.54)	(1.40)	(2.98)	2.26	3.37
Distributions:
Dividends from investment income--net	(.23)	(.35)	(.26)	(.27)	(.20)
Dividends from net realized gain on investments	-	(.26)	(2.35)	(2.11)	(1.50)
Total Distributions	(.23)	(.61)	(2.61)	(2.38)	(1.70)
Net asset value, end of period	9.92	10.69	12.70	18.29	18.41
Total Return (%)	(5.26)	(10.11)	(18.87)	12.73	21.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.38	1.35	1.33	1.36
Ratio of net expenses to average net assets	1.34[b]	1.28	1.32	1.32	1.36[b]
Ratio of net investment income to average net assets	1.46	2.27	1.82	1.26	1.50
Portfolio Turnover Rate	67.16	102.83	78.35	72.83	70.02
Net Assets, end of period ($ x 1,000)	4,319	5,099	6,627	13,634	9,256
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.71	16.89	24.42	24.53	22.69
Investment Operations:
Investment income—net[a]	.08	.14	.23	.25	.29
Net realized and unrealized
gain (loss) on investments	1.31	(3.58)	(1.45)	7.18	4.96
Total from Investment Operations	1.39	(3.44)	(1.22)	7.43	5.25
Distributions:
Dividends from investment income--net	(.08)	(.42)	(.21)	(.22)	(.44)
Dividends from net realized gain on investments	-	(4.32)	(6.10)	(7.32)	(2.97)
Total Distributions	(.08)	(4.74)	(6.31)	(7.54)	(3.41)
Net asset value, end of period	10.02	8.71)	16.89	24.42	24.53
Total Return (%)	15.92	(6.07)	(9.11)	35.81	24.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.54	1.64	1.53	1.50	1.52
Ratio of net expenses to average net assets	1.54[b]	1.64[b]	1.52	1.50[b]	1.52
Ratio of net investment income to average net assets	.85	1.76	1.11	1.05	1.18
Portfolio Turnover Rate	76.34	119.72	63.60	60.72	49.06
Net Assets, end of period ($ x 1,000)	1,796,274	1.097,296	1,141,146	1,521,024	1,312,055
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.94	17.05	24.60	24.65	22.79
Investment Operations:
Investment income—net[a]	.06	.11	.20	.15	.26
Net realized and unrealized
gain (loss) on investments	1.33	(3.55)	(1.50)	7.27	4.96
Total from Investment Operations	1.39	(3.44)	(1.30)	7.42	5.22
Distributions:
Dividends from investment income--net	(.06)	(.35)	(.15)	(.15)	(.39)
Dividends from net realized gain on investments	-	(4.32)	(6.10)	(7.32)	(2.97)
Total Distributions	(.06)	(4.67)	(6.25)	(7.47)	(3.36)
Net asset value, end of period	10.27	8.94	17.05	24.60	24.65
Total Return (%)	15.56	(6.32)	(9.29)	35.52	24.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.77	1.91	1.78	1.75	1.78
Ratio of net expenses to average net assets	1.77[b]	1.91[b]	1.78[b]	1.74	1.78
Ratio of net investment income to average net assets	.54	1.32	.96	.65	1.07
Portfolio Turnover Rate	76.34	119.72	63.60	60.72	49.06
Net Assets, end of period ($ x 1,000)	7,091	4,476	7,187	10,846	11.761
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon International Appreciation Fund
	Year Ended December 31,
Class M Shares[t]	Year Ended August 31, 2010	Eight Months Ended August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.35	9.40	16.58	15.46	12.62	11.32
Investment Operations:
Investment income—net[b]	.26	.23	.45	.41	.30	.20
Net realized and unrealized
gain (loss) on investments	(.73)	1.73	(7.17)	1.10	2.81	1.29
Total from Investment Operations	(.47)	1.96	(6.72)	1.51	3.11	1.49
Distributions:
Dividends from investment income--net	(.34)	(.01)	(.46)	(.39)	(.27)	(.19)
Net asset value, end of period	10.54	11.35	9.40	16.58	15.46	12.62
Total Return (%)	(4.35)	20.93[c]	(41.12)	9.79	24.68	13.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.70[d]	.70	.69	.68	.84
Ratio of net expenses to average net assets	.66	.66[d]	.67	.69	.68	.84
Ratio of net investment income to average net assets	2.29	3.80[d]	3.32	2.45	2.14	1.71
Portfolio Turnover Rate	2.71	2.63[c]	10.62	11	15	11
Net Assets, end of period ($ x 1,000)	218,067	256,140	267,393	545,392	456,316	308,769
[t]Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

Financial Highlights (cont’d)

BNY Mellon International Appreciation Fund
	Year Ended December 31,
Investor Shares[t]	Year Ended August 31, 2010	Eight Months Ended August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.24	9.31	16.37	15.27	12.47	11.19
Investment Operations:
Investment income—net[b]	.23	.22	.40	.36	.27	.17
Net realized and unrealized
gain (loss) on investments	(.72)	1.71	(7.06)	1.09	2.77	1.26
Total from Investment Operations	(.49)	1.93	(6.66)	1.45	3.04	1.43
Distributions:
Dividends from investment income--net	(.32)	-	(.40)	(.35)	(.24)	(.15)
Net asset value, end of period	10.43	11.24	9.31	16.37	15.27	12.47
Total Return (%)	(4.60)	20.73[c]	(41.21)	9.50	24.38	12.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.95[d]	.95	.94	.93	1.10
Ratio of net expenses to average net assets	.90	.91[d]	.92	.94	.93	1.10
Ratio of net investment income to average net assets	2.08	3.56[d]	3.02	2.20	1.92	1.49
Portfolio Turnover Rate	2.71	2.63[c]	10.62	11	15	11
Net Assets, end of period ($ x 1,000)	3,462	4,171	3,179	5,623	5,366	4,431
[t]Represents information for Class A shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

BNY Mellon Bond Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.90	12.38	12.24	12.23	12.66
Investment Operations:
Investment income—net[a]	.43	.52	.60	.57	.52
Net realized and unrealized
gain (loss) on investments	.56	.56	.15	.04	(.38)
Total from Investment Operations	.99	1.08	.75	.61	.14
Distributions:
Dividends from investment income--net	(.53)	(.56)	(.61)	(.60)	(.57)
Net asset value, end of period	13.36	12.90	12.38	12.24	12.23
Total Return (%)	7.84	8.95	6.17	5.06	1.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.55	.56	.56
Ratio of net expenses to average net assets	.55	.56[b]	.55[b]	.56[b]	.56[b]
Ratio of net investment income to average net assets	3.29	4.15	4.78	4.67	4.27
Portfolio Turnover Rate	99.66	62.19	60.76	134.49	104.53[c]
Net Assets, end of period ($ x 1,000)	1,455,913	1,340,824	995,421	944,416	885,994
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.
[c]The portfolio turnover rates excluding mortgage dollar roll transaction for the period ended August 31, 2006 was 101.12%.

Financial Highlights (cont’d)

BNY Mellon Bond Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.88	12.36	12.21	12.21	12.63
Investment Operations:
Investment income—net[a]	.39	.50	.56	.53	.49
Net realized and unrealized
gain (loss) on investments	.57	.54	.16	.04	(.37)
Total from Investment Operations	.96	1.04	.72	.57	.12
Distributions:
Dividends from investment income--net	(.50)	(.52)	(.57)	(.57)	(.54)
Net asset value, end of period	13.34	12.88	12.36	12.21	12.21
Total Return (%)	7.60	8.74	5.81	4.82	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.80	.81	.80
Ratio of net expenses to average net assets	.81	.81[b]	.80[b]	.81[b]	.80[b]
Ratio of net investment income to average net assets	3.03	3.88	4.52	4.42	4.02
Portfolio Turnover Rate	99.66	62.19	60.76	134.49	104.53[c]
Net Assets, end of period ($ x 1,000)	12,971	6,696	3,472	4,621	3,319
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.
[c]The portfolio turnover rates excluding mortgage dollar roll transaction for the period ended August 31, 2006 was 101.12%.

BNY Mellon Intermediate Bond Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.81	12.37	12.19	12.14	12.47
Investment Operations:
Investment income—net[a]	.35	.46	.55	.53	.46
Net realized and unrealized
gain (loss) on investments	.47	.50	.21	.09	(.26)
Total from Investment Operations	.82	.96	.76	.62	.20
Distributions:
Dividends from investment income--net	(.48)	(.52)	(.58)	(.57)	(.53)
Net asset value, end of period	13.15	12.81	12.37	12.19	12.14
Total Return (%)	6.52	8.07	6.19	5.22	1.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.55	.56	.56
Ratio of net expenses to average net assets	.55[b]	.56[b]	.55[b]	.56	.56
Ratio of net investment income to average net assets	2.72	3.75	4.43	4.36	3.79
Portfolio Turnover Rate	44.58	53.05	53.28	84.24	86.50
Net Assets, end of period ($ x 1,000)	988,555	856,808	785,841	725,064	656,120
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Intermediate Bond Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.81	12.36	12.19	12.14	12.47
Investment Operations:
Investment income—net[a]	.31	.43	.53	.48	.43
Net realized and unrealized
gain (loss) on investments	.48	.51	.18	.11	(.26)
Total from Investment Operations	.79	.94	.71	.59	.17
Distributions:
Dividends from investment income--net	(.45)	(.49)	(.54)	(.54)	(.50)
Net asset value, end of period	13.15	12.81	12.36	12.19	12.14
Total Return (%)	6.26	7.78	5.91	4.96	1.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.80	.81	.81
Ratio of net expenses to average net assets	.81[b]	.81[b]	.80[b]	.81	.81
Ratio of net investment income to average net assets	2.44	3.48	4.19	4.10	3.55
Portfolio Turnover Rate	44.58	53.05	53.28	84.24	86.50
Net Assets, end of period ($ x 1,000)	4,768	2,740	1,616	1,931	681
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Intermediate U.S. Government Fund
	Year Ended December 31,
Class M Shares[t]	Year Ended August 31, 2010	Eight Months Ended August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.27	10.43	9.99	9.81	9.94	10.15
Investment Operations:
Investment income—net[b]	.17	.14	.42	.42	.42	.39
Net realized and unrealized
gain (loss) on investments	.33	(.10)	.39	.23	(.08)	(.14)
Total from Investment Operations	.50	.04	.81	.65	.34	.25
Distributions:
Dividends from investment income--net	(.32)	(.20)	(.37)	(.47)	(.47)	(.46)
Dividends from net realized gain on investments	(.15)	(.00)[c]	-	-	-	-
Total Distributions	(.47)	(.20)	(.37)	(.47)	(.47)	(.46)
Net asset value, end of period	10.30	10.27	10.43	9.99	9.81	9.94
Total Return (%)	5.03	.41[d]	8.31	6.80	3.58	2.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.78[e]	.76	.77	.78	.78
Ratio of net expenses to average net assets	.65	.65[e]	.65	.65	.65	.65
Ratio of net investment income to average net assets	1.71	2.08[e]	4.12	4.31	4.27	3.88
Portfolio Turnover Rate	60.52	56.74[d]	85.47	57	21	29
Net Assets, end of period ($ x 1,000)	59,832	56,037	120.970	106,650	103,686	114,209
[t]Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon Intermediate U.S. Government Fund
	Year Ended December 31,
Investor Shares[t]	Year Ended August 31, 2010	Eight Months Ended August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.25	10.42	9.98	9.80	9.93	10.14
Investment Operations:
Investment income—net[b]	.15	.13	.39	.40	.39	.36
Net realized and unrealized
gain (loss) on investments	.34	(.12)	.40	.23	(.07)	(.14)
Total from Investment Operations	.49	.01	.79	.63	.32	.22
Distributions:
Dividends from investment income--net	(.30)	(.18)	(.35)	(.45)	(.45)	(.43)
Dividends from net realized gain on investments	(.15)	(.00)[c]	-	-	-	-
Total Distributions	(.45)	(.18)	(.35)	(.45)	(.45)	(.43)
Net asset value, end of period	10.29	10.25	10.42	9.98	9.80	9.93
Total Return (%)	4.87	.14[d]	8.06	6.53	3.32	2.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.04[e]	1.01	1.02	1.03	1.03
Ratio of net expenses to average net assets	.90	.90[e]	.90	.90	.90	.90
Ratio of net investment income to average net assets	1.46	1.89[e]	3.87	4.06	4.02	3.62
Portfolio Turnover Rate	60.52	56.74[d]	85.47	57	21	29
Net Assets, end of period ($ x 1,000)	6,682	6,588	6,292	6.015	6,319	7,161
[t]Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.39	12.19	12.02	11.99	12.14
Investment Operations:
Investment income—net[a]	.13	.29	.46	.56	.39
Net realized and unrealized
gain (loss) on investments	.11	.30	.23	.03	(.06)
Total from Investment Operations	.24	.59	.69	.59	.33
Distributions:
Dividends from investment income--net	(.23)	(.39)	(.52)	(.56)	(.48)
Net asset value, end of period	12.40	12.39	12.19	12.02	11.99
Total Return (%)	1.96	4.90	5.83	5.05	2.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.56	.55	.55	.54
Ratio of net expenses to average net assets	.53[b]	.56[b]	.55[b]	.55	.54
Ratio of net investment income to average net assets	1.07	2.32	3.79	4.65	3.24
Portfolio Turnover Rate	59.58	117.43	84.77	127.30	85.97
Net Assets, end of period ($ x 1,000)	304,707	177,005	133,857	128,628	131,885
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.39	12.20	12.02	12.00	12.14
Investment Operations:
Investment income—net[a]	.11	.23	.45	.49	.41
Net realized and unrealized
gain (loss) on investments	.10	.32	.22	.06	(.10)
Total from Investment Operations	.21	.55	.67	.55	.31
Distributions:
Dividends from investment income--net	(.20)	(.36)	(.49)	(.53)	(.45)
Net asset value, end of period	12.40	12.39	12.20	12.02	12.00
Total Return (%)	1.73	4.63	5.55	4.67	2.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.82	.79	.80	.77
Ratio of net expenses to average net assets	.78[b]	.82[b]	.79[b]	.80	.77
Ratio of net investment income to average net assets	.84	1.93	3.61	4.51	3.25
Portfolio Turnover Rate	59.58	117.43	84.77	127.30	85.97
Net Assets, end of period ($ x 1,000)	987	837	94	140	281
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.10	12.84	12.81	13.01	13.25
Investment Operations:
Investment income—net[a]	.50	.52	.52	.50	.50
Net realized and unrealized
gain (loss) on investments	.65	.27	.02	(.20)	(.16)
Total from Investment Operations	1.15	.79	.54	.30	.34
Distributions:
Dividends from investment income--net	(.50)	(.52)	(.51)	(.50)	(.50)
Dividends from net realized gain on investments	-	(.01)	-	-	(.08)
Total Distributions	(.50)	(.53)	(.51)	(.50)	(.58)
Net asset value, end of period	13.75	13.10	12.84	12.81	13.01
Total Return (%)	8.96	6.37	4.32	2.36	2.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.51[b]	.51[b]	.51[b]	.51[b]
Ratio of net investment income to average net assets	3.76	4.11	4.01	3.90	3.87
Portfolio Turnover Rate	42.75	42.82	49.50	27.18	28.19
Net Assets, end of period ($ x 1,000)	1,638,004	1,366,960	1,045,019	944,909	807,634
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.09	12.83	12.80	13.00	13.23
Investment Operations:
Investment income—net[a]	.47	.49	.48	.47	.47
Net realized and unrealized
gain (loss) on investments	.64	.27	.03	(.20)	(.15)
Total from Investment Operations	1.11	.76	.51	.27	.32
Distributions:
Dividends from investment income--net	(.47)	(.49)	(.48)	(.47)	(.47)
Dividends from net realized gain on investments	-	(.01)	-	-	(.08)
Total Distributions	(.47)	(.50)	(.48)	(.47)	(.55)
Net asset value, end of period	13.73	13.09	12.83	12.80	13.00
Total Return (%)	8.61	6.11	4.06	2.11	2.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.76	.76	.76	.76
Ratio of net expenses to average net assets	.75	.76[b]	.76[b]	.76[b]	.76[b]
Ratio of net investment income to average net assets	3.51	3.88	3.77	3.65	3.62
Portfolio Turnover Rate	42.75	42.82	49.50	27.18	28.19
Net Assets, end of period ($ x 1,000)	33,931	26,368	21,668	25,262	27,084
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.80	12.69	12.59	12.59	12.63
Investment Operations:
Investment income—net[a]	.21	.31	.41	.40	.33
Net realized and unrealized
gain (loss) on investments	.21	.14	.10	-	(.04)
Total from Investment Operations	.42	.45	.51	.40	.29
Distributions:
Dividends from investment income--net	(.21)	(.34)	(.41)	(.40)	(.33)
Net asset value, end of period	13.01	12.80	12.69	12.59	12.59
Total Return (%)	3.22	3.61	4.09	3.21	2.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.54	.54	.55	.53
Ratio of net expenses to average net assets	.51[b]	.54[b]	.54[b]	.54	.53[b]
Ratio of net investment income to average net assets	1.60	2.50	3.23	3.14	2.65
Portfolio Turnover Rate	16.46	12.61	22.93	33.74	49.94
Net Assets, end of period ($ x 1,000)	1,060,685	536,597	168,243	145,395	160,551
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.78	12.68	12.58	12.58	12.62
Investment Operations:
Investment income—net[a]	.19	.31	.38	.37	.31
Net realized and unrealized
gain (loss) on investments	.20	.10	.10	(.01)	(.05)
Total from Investment Operations	.39	.41	.48	.36	.26
Distributions:
Dividends from investment income--net	(.18)	(.31)	(.38)	(.36)	(.30)
Net asset value, end of period	12.99	12.78	12.68	12.58	12.58
Total Return (%)	3.05	3.28	3.83	2.95	2.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.80	.80	.80	.79
Ratio of net expenses to average net assets	.77	.80[b]	.80[b]	.80[b]	.79[b]
Ratio of net investment income to average net assets	1.39	2.38	2.99	2.94	2.47
Portfolio Turnover Rate	16.46	12.61	22.93	33.74	49.94
Net Assets, end of period ($ x 1,000)	2,356	1,420	662	635	277
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.40	12.35	12.43	12.66	12.92
Investment Operations:
Investment income—net[a]	.46	.48	.48	.48	.48
Net realized and unrealized
gain (loss) on investments	.56	.09	(.06)	(.20)	(.18)
Total from Investment Operations	1.02	.57	.42	.28	.30
Distributions:
Dividends from investment income--net	(.46)	(.48)	(.48)	(.48)	(.48)
Dividends from net realized gain on investments	(.00)[b]	(.04)	(.02)	(.03)	(.08)
Total Distributions	(.46)	(.52)	(.50)	(.51)	(.56)
Net asset value, end of period	12.96	12.40	12.35	12.43	12.66
Total Return (%)	8.44	4.90	3.43	2.23	2.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.67	.66	.66	.66
Ratio of net expenses to average net assets[c]	.66	.67	.66	.66	.66
Ratio of net investment income to average net assets	3.68	4.02	3.87	3.83	3.81
Portfolio Turnover Rate	7.11	12.75	10.14	20.18	13.80
Net Assets, end of period ($ x 1,000)	500,892	501,978	566,767	610,618	646,610
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.
[c]Expense waivers and/or reimbursements amounted to less than .01%.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.39	12.33	12.41	12.65	12.91
Investment Operations:
Investment income—net[a]	.44	.46	.46	.45	.46
Net realized and unrealized
gain (loss) on investments	.54	.09	(.07)	(.21)	(.19)
Total from Investment Operations	.98	.55	.39	.24	.27
Distributions:
Dividends from investment income--net	(.43)	(.45)	(.45)	(.45)	(.45)
Dividends from net realized gain on investments	(.00)[b]	(.04)	(.02)	(.03)	(.08)
Total Distributions	(.43)	(.49)	(.47)	(.48)	(.53)
Net asset value, end of period	12.94	12.39	12.33	12.41	12.65
Total Return (%)	8.08	4.72	3.17	1.89	2.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.92	.91	.91	.91
Ratio of net expenses to average net assets	.92	.92	.91	.91	.91
Ratio of net investment income to average net assets	3.42	3.76	3.63	3.59	3.57
Portfolio Turnover Rate	7.11	12.75	10.14	20.18	13.80
Net Assets, end of period ($ x 1,000)	9,385	2,563	1,442	1,295	3,586

[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.
[c]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.86	12.57	12.42	12.58	12.75
Investment Operations:
Investment income—net[a]	.45	.46	.47	.47	.47
Net realized and unrealized
gain (loss) on investments	.53	.29	.14	(.16)	(.14)
Total from Investment Operations	.98	.75	.61	.31	.33
Distributions:
Dividends from investment income--net	(.45)	(.46)	(.46)	(.47)	(.47)
Dividends from net realized gain on investments	-	-	-	-	(.03)
Total Distributions	(.45)	(.46)	(.46)	(.47)	(.50)
Net asset value, end of period	13.39	12.86	12.57	12.42	12.58
Total Return (%)	7.75	6.18	5.02	2.47	2.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.54	.52	.53	.54
Ratio of net expenses to average net assets	.52[b]	.54[b]	.52[b]	.50	.50
Ratio of net investment income to average net assets	3.44	3.70	3.71	3.72	3.73
Portfolio Turnover Rate	21.44	16.78	8.75	18.85	20.57
Net Assets, end of period ($ x 1,000)	407,667	381,129	374,115	342,583	299,263
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.86	12.57	12.42	12.58	12.75
Investment Operations:
Investment income—net[a]	.42	.43	.44	.44	.44
Net realized and unrealized
gain (loss) on investments	.53	.29	.14	(.16)	(.14)
Total from Investment Operations	.95	.72	.58	.28	.30
Distributions:
Dividends from investment income--net	(.42)	(.43)	(.43)	(.44)	(.44)
Dividends from net realized gain on investments	-	-	-	-	(.03)
Total Distributions	(.42)	(.43)	(.43)	(.44)	(.47)
Net asset value, end of period	13.39	12.86	12.57	12.42	12.58
Total Return (%)	7.49	5.92	4.76	2.21	2.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.79	.77	.78	.79
Ratio of net expenses to average net assets	.77[b]	.79[b]	.77[b]	.75	.75
Ratio of net investment income to average net assets	3.20	3.45	3.47	3.48	3.49
Portfolio Turnover Rate	21.44	16.78	8.75	18.85	20.57
Net Assets, end of period ($ x 1,000)	8,143	9,096	8,574	9,024	9,854
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Year Ended December 31,
Class M Shares[t]	Year Ended August 31, 2010	Eight Months Ended August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.16	10.71	10.81	10.75	10.74	10.89
Investment Operations:
Investment income—net[b]	.38	.25	.37	.38	.37	.35
Net realized and unrealized
gain (loss) on investments	.44	.45	(.09)	.07	.01	(.14)
Total from Investment Operations	.82	.70	.28	.45	.38	.21
Distributions:
Dividends from investment income--net	(.38)	(.25)	(.37)	(.38)	(.37)	(.35)
Dividends from net realized gain on investments	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]	(.01)
Total Distributions	(.38)	(.25)	(.38)	(.39)	(.37)	(.36)
Net asset value, end of period	11.60	11.16	10.71	10.81	10.75	10.74
Total Return (%)	7.45	6.58[d]	2.64	4.33	3.64	2.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.72[e]	.75	.75	.76	.77
Ratio of net expenses to average net assets	.59	.59[e]	.59	.59	.59	.59
Ratio of net investment income to average net assets	3.33	3.40[e]	3.49	3.56	3.46	3.26
Portfolio Turnover Rate	4.80	1.47[d]	6	17	13	16
Net Assets, end of period ($ x 1,000)	196,795	153,785	113,699	97,935	94,789	95,160
[t]Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton New York Tax-Exempt Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Year Ended December 31,
Investor Shares[t]	Year Ended August 31, 2010	Eight Months Ended August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.17	10.72	10.82	10.76	10.75	10.90
Investment Operations:
Investment income—net[b]	.35	.23	.34	.35	.34	.33
Net realized and unrealized
gain (loss) on investments	.44	.45	(.08)	.08	.01	(.14)
Total from Investment Operations	.79	.68	.26	.43	.35	.19
Distributions:
Dividends from investment income--net	(.35)	(.23)	(.35)	(.36)	(.34)	(.33)
Dividends from net realized gain on investments	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]	(.01)
Total Distributions	(.35)	(.23)	(.36)	(.37)	(.34)	(.34)
Net asset value, end of period	11.61	11.17	10.72	10.82	10.76	10.75
Total Return (%)	7.17	6.40[d]	2.39[e]	4.07[e]	3.38[e]	1.76[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.96[f]	1.00	1.00	1.01	1.02
Ratio of net expenses to average net assets	.84	.84[f]	.84	.84	.84	.84
Ratio of net investment income to average net assets	3.08	3.15[f]	3.24	3.31	3.21	3.00
Portfolio Turnover Rate	4.80	1.47[d]	6	17	13	16
Net Assets, end of period ($ x 1,000)	17,352	16,810	16,198	17,153	18,131	20,164
[t]Represents information for Class A shares of the fund’s predecessor, BNY Hamilton New York Tax-Exempt Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Exclusive of sales charge.
[f]Annualized.

Financial Highlights (cont’d)

BNY Mellon Municipal Opportunities Fund
	Class M Shares		Investor Shares
	Year Ended August 31		Year Ended August 31,
	2010	2009[a]	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.22	10.00	12.22	10.00
Investment Operations:
Investment income (loss) — net[b]	.50	.43	.50	.42
Net realized and unrealized
gain (loss) on investments	.95	2.19	.93	2.18
Total from Investment Operations	1.45	2.62	1.43	2.60
Net asset value, end of period
Distributions:
Dividends from investment income-net	(.52)	(.39)	(.49)	(.37)
Dividends from net realized gain on investments	(.37)	(.01)	(.37)	(.01)
Total Distributions	(.89)	(.40)	(.86)	(.38)
Net asset value, end of period	12.78	12.22	12.79	12.22
Total Return (%)	12.38	26.58[c]	12.19	26.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.87[d]	.96	1.11[d]
Ratio of net expenses to average net assets	.71[e]	.75[d]	.95	.99[d]
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	-	.00[f]	-
Ratio of net investment income to average net assets	4.12	4.36[d]	4.00	4.48[d]
Portfolio Turnover Rate	145.57	161.70[c]	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	384,993	140,887	1,157	1,208
[a]From October 15, 2008 (commencement of operations) to August 31, 2009.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.
[e]Expense waiver and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Balanced Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.44	10.93	12.91	13.17	12.79
Investment Operations:
Investment income—net[a]	.19	.24	.30	.29	.27
Net realized and unrealized
gain (loss) on investments	.46	(1.01)	(.73)	1.21	.64
Total from Investment Operations	.65	(.77)	(.43)	1.50	.91
Distributions:
Dividends from investment income--net	(.24)	(.27)	(.36)	(.32)	(.30)
Dividends from net realized gain on investments	-	(.45)	(1.19)	(1.44)	(.23)
Total Distributions	(.24)	(.72)	(1.55)	(1.76)	(.53)
Net asset value, end of period	9.85	9.44	10.93	12.91	13.17
Total Return (%)	6.84	(6.08)	(3.99)	12.09	7.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.57	.60	.58	.58	.60
Ratio of net expenses to average net assets[d]	.57[b]	.60[b]	.58[b]	.58[b]	.60
Ratio of net investment income to average net assets[d]	1.78	2.81	2.51	2.26	2.10
Portfolio Turnover Rate	69.81	78.44[c]	51.92[c]	89.78[c]	64.43[c]
Net Assets, end of period ($ x 1,000)	335,138	301,643	317,545	358,068	342,110
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.
[c]The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended August 31, 2009, 2008, 2007 and 2006 were 77.77%, 51.44%, 75.75% and 61.53%, respectively.
[d]Amount does not include the activity of the underlying funds.

Financial Highlights (cont’d)

BNY Mellon Balanced Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.50	10.98	12.96	13.21	12.83
Investment Operations:
Investment income—net[a]	.17	.23	.27	.26	.24
Net realized and unrealized
gain (loss) on investments	.44	(1.01)	(.74)	1.21	.63
Total from Investment Operations	.61	(.78)	(.47)	1.47	.87
Distributions:
Dividends from investment income--net	(.21)	(.25)	(.32)	(.28)	(.26)
Dividends from net realized gain on investments	-	(.45)	(1.19)	(1.44)	(.23)
Total Distributions	(.21)	(.70)	(1.51)	(1.72)	(.49)
Net asset value, end of period	9.90	9.50	10.98	12.96	13.21
Total Return (%)	6.44	(6.11)	(4.29)	11.73	6.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.82	.85	.81	.86	.85
Ratio of net expenses to average net assets[d]	.82[b]	.85[b]	.81[b]	.86[b]	.85
Ratio of net investment income to average net assets[d]	1.54	2.57	2.28	1.98	1.86
Portfolio Turnover Rate	69.81	78.44[c]	51.92[c]	89.78[c]	64.43[c]
Net Assets, end of period ($ x 1,000)	4,015	4,412	4,812	4,274	3,727
[a]Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.
[c]The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended August 31, 2009, 2008, 2007 and 2006 were 77.77%, 51.44%, 75.75% and 61.53%, respectively.
[d]Amount does not include the activity of the underlying funds.

BNY Mellon Money Market Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.012	.037	.050	.043
Distributions:
Dividends from investment income--net	(.001)	(.012)	(.037)	(.050)	(.043)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.07	1.24	3.72	5.16	4.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.33	.30	.30	.31
Ratio of net expenses to average net assets	.29	.33[a]	.30[a]	.30[a]	.31
Ratio of net investment income to average net assets	.07	1.08	3.53	5.04	4.29
Net Assets, end of period ($ x 1,000)	1,092,771	1,934,739	1,175,866	843,242	754,727
[a]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon Money Market Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.010	.034	.048	.040
Distributions:
Dividends from investment income--net	(.000)[a]	(.010)	(.034)	(.048)	(.040)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.99	3.47	4.89	4.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.58	.55	.55	.56
Ratio of net expenses to average net assets	.38	.58[c]	.55[c]	.55[c]	.56
Ratio of net investment income to average net assets	.00[b]	.97	3.39	4.80	4.09
Net Assets, end of period ($ x 1,000)	312	1,701	1,588	1,354	890
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.
[c]Expense waivers and/or reimbursements amounted to less than .01%.

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Class M Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.008	.024	.033	.028
Distributions:
Dividends from investment income--net	(.000)[a]	(.008)	(.024)	(.033)	(.028)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.05	.79	2.39	3.40	2.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.35	.31	.30	.32
Ratio of net expenses to average net assets	.28	.34	.28	.30[b]	.31
Ratio of net investment income to average net assets	.04	.80	2.24	3.35	2.86
Net Assets, end of period ($ x 1,000)	1,551,274	1,770,608	1,629,931	940,257	734,525
[a]Amount represents less than $.001 per share.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights (cont’d)

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Investor Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.006	.021	.031	.026
Distributions:
Dividends from investment income--net	(.000)[a]	(.006)	(.021)	(.031)	(.026)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00	.60	2.13	3.15	2.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.60	.56	.56	.57
Ratio of net expenses to average net assets	.33	.53	.53	.55	.57
Ratio of net investment income to average net assets	.00[b]	.57	2.05	3.16	2.60
Net Assets, end of period ($ x 1,000)	1	1	1	1	1
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

BNY Mellon Large Cap Stock Fund	BNY Mellon Balanced Fund
BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Income Stock Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Small Cap Stock Fund
BNY Mellon Mid Cap Stock Fund	BNY Mellon Focused Equity Opportunities Fund
BNY Mellon U.S. Core Equity 130/30 Fund	BNY Mellon International Fund
BNY Mellon Small/Mid Cap Fund	BNY Mellon Bond Fund
BNY Mellon Emerging Markets Fund	BNY Mellon Short-Term U.S. Government Securities Fund
BNY Mellon International Appreciation Fund	BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Intermediate Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon Intermediate U.S. Government Fund	BNY Mellon Municipal Opportunities Fund
BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon Money Market Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon National Municipal Money Market Fund
BNY Mellon New York Intermediate Tax-Exempt Bond Fund

Series of BNY Mellon Funds Trust

SEC file number: 811-09903

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund’s performance, lists portfolio holdings and contains a letter from the portfolio manager(s) discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. Each fund’s most recent annual and semiannual report is available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Each equity and fixed-income fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, and each money market fund will disclose its complete schedule of portfolio holdings daily, at www.dreyfus.com, under Mutual Fund Center — Dreyfus Mutual Funds — Mutual Fund Total Holdings Reports. The information will be posted with a one-month lag, except for the money market funds, and will remain accessible until the Trust files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, each fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the Trust’s policies and procedures with respect to the disclosure of a fund’s portfolio securities is available in the Trust’s SAI.

To obtain information:

By telephone  Wealth Management Clients, please contact your Account Officer or call 1-888-281-7350.

BNY Mellon Wealth Advisors Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2.

Clients of Investment Advisory Firms, please contact your financial advisor or call 1-888-281-7350.

Individual Account holders, please call Dreyfus at 1-800-645-6561. Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327

By mail  Wealth Management Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNY Mellon Wealth Advisors Brokerage Clients, write to your financial advisor, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

Clients of Investment Advisory Firms, please write to your financial advisor.

On the Internet  Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2010 MBSC Securities Corporation MFTP1210

The BNY Mellon Funds

Funds	Dreyfus Premier shares
Ticker Symbols
BNY Mellon Mid Cap Stock Fund	MMSPX
BNY Mellon National Intermediate Municipal Bond Fund	MNMBX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MMBPX

P R O S P E C T U S December 31, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Contents

Fund Summaries

BNY Mellon Mid Cap Stock Fund	4
BNY Mellon National Intermediate Municipal Bond Fund	7
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	10
Fund Details

BNY Mellon Mid Cap Stock Fund	14
BNY Mellon National Intermediate Municipal Bond Fund	14
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	15
Investment Risks and Other Potential Risks	16
Management	20
Shareholder Guide

Account Policies and Services	22
General Policies	24
Distributions and Taxes	25
Financial Highlights	28
For More Information

See back cover.

The Funds

Each fund is offering its Dreyfus Premier shares in this prospectus. Each fund’s Dreyfus Premier shares are offered only in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

An investment in a fund is not a bank deposit. It is not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. It is not a complete investment program. You could lose money in a fund, but you also have the potential to make money.

3

Fund Summary

BNY Mellon Mid Cap Stock Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Dreyfus Premier shares*
Shareholder transaction fees (fees paid directly from your investment)
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	4.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investment advisory fees	0.75%
Distribution (Rule 12b-1) fees	0.75%
Other expenses
Shareholder services fees	0.25%
Administration fees	0.12%
Other expenses of the fund	0.03%
Total annual fund operating expenses	1.90%
*Dreyfus Premier shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dreyfus Premier shares
with redemption	$593	$897	$1,226	$1,848**
without redemption	$193	$597	$1,026	$1,848**

**Assumes conversion of Dreyfus Premier shares to Investor shares, which are offered in a separate prospectus, at end of the sixth year following the date of purchase.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 123.41% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in stocks of mid-cap domestic companies. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines

4

computer modeling techniques, fundamental analysis and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor’s® MidCap 400 Index (S&P Mid Cap 400).

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund’s Dreyfus Premier shares from year to year. The contingent deferred sales charge (CDSC) applicable to Dreyfus Premier shares is not reflected in the performance figures in the bar chart. If the CDSC was reflected, the performance figures in the bar chart would be lower. The table compares the performance of the fund’s Dreyfus Premier shares over time to that of the S&P MidCap 400. The performance figures in the table reflect the CDSC applicable to Dreyfus Premier shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results.

Year-by-Year Total Returns as of 12/31 each year (%) Dreyfus Premier Shares
Best Quarter Q3, 2009: 17.58% Worst Quarter Q4, 2008: -24.99%
The year-to-date total return of the fund’s Dreyfus Premier shares as of 9/30/10 was 8.83%.

5

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	Since Inception (9/6/02)
Dreyfus Premier shares returns before taxes	26.62%	1.66%	6.56%
Dreyfus Premier shares returns after taxes on distributions	26.60%	0.16%	5.35%
Dreyfus Premier shares returns after taxes on distributions and sale of fund shares	17.32%	1.53%	5.78%
S&P MidCap 400 reflects no deduction for fees, expenses or taxes	37.38%	3.27%	8.39%*
*For comparative purposes, the value of the index on 8/31/02 is used as the beginning value on 9/6/02.
Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Stephen A. Mozur has been a portfolio manager of the fund since December 2004 and the fund’s primary portfolio manager since March 2009. Mr. Mozur is a vice president of The Bank of New York Mellon and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s Dreyfus Premier shares are offered only in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares. You may sell your shares on any business day.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Fund Summary

BNY Mellon National Intermediate Municipal Bond Fund[br /]||A NAME||Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Dreyfus Premier shares*
Shareholder transaction fees (fees paid directly from your investment)
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	3.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investment advisory fees	0.35%
Distribution (Rule 12b-1) fees	0.50%
Other expenses
Shareholder services fees	0.25%
Administration fees	0.12%
Other expenses of the fund	0.03%
Total annual fund operating expenses	1.25%
*Dreyfus Premier shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dreyfus Premier shares
with redemption	$427	$597	$786	$1,247**
without redemption	$127	$397	$686	$1,247**
**Assumes conversion of Dreyfus Premier shares to Investor shares, which are offered in a separate prospectus, at end of the sixth year following the date of purchase.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 42.75% of the average value of its portfolio.

7

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Issuer and market risk. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund’s Dreyfus Premier shares from year to year. The contingent deferred sales charge (CDSC) applicable to Dreyfus Premier shares is not reflected in the performance figures in the bar chart. If the CDSC was reflected, the performance figures in the bar chart would be lower. The table compares the performance of the fund’s Dreyfus Premier shares over time to that of the BofA Merrill Lynch 2-17 Year Municipal Bond Index, a broad-based,

8

unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range. The performance figures in the table reflect the CDSC applicable to Dreyfus Premier shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results.

Year-by-Year Total Returns as of 12/31 each year (%) Dreyfus Premier shares
Best Quarter Q3, 2009: 6.65% Worst Quarter Q3, 2008: -2.66%
The year-to-date total return of the fund’s Dreyfus Premier shares as of 9/30/10 was 5.14%.

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	Since Inception (10/11/02)
Dreyfus Premier shares returns before taxes	9.66%	3.20%	3.40%
Dreyfus Premier shares returns after taxes on distributions	9.66%	3.18%	3.35%
Dreyfus Premier shares returns after taxes on distributions and sale of fund shares	7.49%	3.19%	3.35%
BofA Merrill Lynch 2-17 Year Municipal Bond Index reflects no deduction for fees, expenses or taxes	9.61%	4.62%	4.66%*
*For comparative purposes, the value of the index on 9/30/02 is used as the beginning value on 10/11/02.
Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive and Mary Collette O’Brien have been the fund's primary portfolio managers since October 2000 and March 2006, respectively. Mr. Flahive and Ms. O’Brien are first vice president and vice president, respectively, of The Bank of New York Mellon and each is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s Dreyfus Premier shares are offered only in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares. You may sell your shares on any business day.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

Fund Summary

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Dreyfus Premier shares*
Shareholder transaction fees (fees paid directly from your investment)
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	3.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investment advisory fees	0.35%
Distribution (Rule 12b-1) fees	0.50%
Other expenses
Shareholder services fees	0.25%
Administration fees	0.12%
Other expenses of the fund	0.06%
Total annual fund operating expenses	1.28%
*Dreyfus Premier shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dreyfus Premier shares
with redemption	$430	$606	$802	$1,276**
without redemption	$130	$406	$702	$1,276**
**Assumes conversion of Dreyfus Premier shares to Investor shares, which are offered in a separate prospectus, at end of the sixth year following the date of purchase.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21.44% of the average value of its portfolio.

10

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by U.S. territories and possessions. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Massachusetts personal income tax, and in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal and Massachusetts personal income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

• Issuer and market risk. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

• State-specific risk. The fund is subject to the risk that Massachusetts’ economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

11

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund’s Dreyfus Premier shares from year to year. The contingent deferred sales charge (CDSC) applicable to Dreyfus Premier shares is not reflected in the performance figures in the bar chart. If the CDSC was reflected, the performance figures in the bar chart would be lower. The table compares the performance of the fund’s Dreyfus Premier shares over time to that of the BofA Merrill Lynch 2-17 Year Municipal Bond Index, a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range. The performance figures in the table reflect the CDSC applicable to the fund’s Dreyfus Premier shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s past performance (before and after taxes) is no guarantee of future results.

Before the fund commenced operations (as of the close of business on September 6, 2002), substantially all of the assets of another investment company managed by the investment adviser, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the Premier Massachusetts Fund), were transferred to the fund in a tax-free reorganization. The performance figures for the fund’s Dreyfus Premier shares represent the performance of Premier Massachusetts Fund’s Class B shares through September 6, 2002 and the performance of the fund’s Dreyfus Premier shares thereafter.

Year-by-Year Total Returns as of 12/31 each year (%)* Dreyfus Premier shares
Best Quarter Q3, 2009: 5.17% Worst Quarter Q2, 2004: -2.21%
The year-to-date total return of the fund’s Dreyfus Premier shares as of 9/30/10 was 4.92%.

Average Annual Total Returns as of 12/31/09*
	1 Year	5 Years	10 Years
Dreyfus Premier shares returns before taxes	6.27%	3.11%	4.41%**
Dreyfus Premier shares returns after taxes on distributions	6.27%	3.09%	4.40%**
Dreyfus Premier shares returns after taxes on distributions and sale of fund shares	5.12%	3.08%	4.29%**
BofA Merrill Lynch 2-17 Year Municipal Bond Index*** reflects no deduction for fees, expenses or taxes	9.61%	4.62%	5.98%

*Reflects the performance of the Class B shares of Premier Massachusetts Fund through September 6, 2002.

**Assumes conversion of Dreyfus Premier shares to Investor shares, which are offered in a separate prospectus, at the end of the sixth year following the date of purchase.

***Unlike the fund, the index is not limited to obligations issued by a single state or municipalities in that state.

Portfolio Management

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive and Mary Collette O’Brien have been the fund's primary portfolio managers since September 2002 and March 2006, respectively. Mr. Flahive and Ms. O’Brien are first vice president and vice president, respectively, of The Bank of New York Mellon and each is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

Purchase and Sale of Fund Shares

In general, the fund’s Dreyfus Premier shares are offered only in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares. You may sell your shares on any business day.

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Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Massachusetts state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Details

BNY Mellon Mid Cap Stock Fund

The fund seeks capital appreciation. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of mid-cap domestic companies. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor’s® MidCap 400 Index (S&P MidCap 400). The market capitalization range of companies that the fund considers to be mid-cap companies is generally that of companies included in the S&P MidCap 400 at the time of purchase. The S&P MidCap 400 is an unmanaged, market capitalization-weighted index that measures the performance of 400 medium-capitalization stocks representing all major industries in the mid-cap range of the U.S. stock market. The stocks comprising the S&P MidCap 400 have market capitalizations generally ranging between $500 million and $7 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

In selecting securities, the investment adviser uses proprietary computer models, along with fundamental analysis, to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Based on fundamental analysis, the investment adviser generally selects the most attractive securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

The investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the S&P MidCap 400.

BNY Mellon National Intermediate Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

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The fund may, but is not required to, use derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by U.S. territories and possessions. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Massachusetts personal income tax, and in taxable bonds.

The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Massachusetts state personal income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

The fund may, but is not required to, use derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

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Investment Risks and Other Potential Risks

Investments in the funds are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. None of the funds should be relied upon as a complete investment program. The share prices of the funds fluctuate, sometimes dramatically, which means you could lose money.

The funds also are subject to the investment risks and other potential risks listed in the tables below. For a description of the risks listed in the tables, please see “Glossary – Investment Risks” and “Glossary – Other Potential Risks” beginning on page 17 and page 18, respectively.

Investment Risks
	Mid Cap Stock Fund	National Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund
Call risk		✓	✓
Credit risk		✓	✓
Derivatives risk		✓	✓	✓			✓	✓	✓
Foreign investment risk	✓				✓	✓		✓	✓
Growth and value stock risk	✓			✓	✓	✓	✓	✓	✓
Interest rate risk		✓	✓	✓	✓	✓	✓	✓	✓
IPO risk	✓				✓	✓			✓
Leverage risk		✓	✓		✓	✓			✓
Liquidity risk	✓	✓	✓				✓	✓	✓
Management risk	✓	✓	✓
Market risk	✓
Market sector risk		✓	✓
Midsize company risk	✓			✓				✓
Municipal bond market risk		✓	✓	✓				✓
Non-diversification risk		✓	✓		✓
Risks of stock investing	✓							✓
State-specific risk			✓	✓	✓		✓	✓	✓
Stock selection risk	✓								✓
Tax risk		✓	✓	✓	✓	✓	✓	✓	✓

Other Potential Risks
Mid Cap Stock Fund	National Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund

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Temporary defensive position risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Securities lending risk	✓	✓	✓	✓	✓	✓	✓	✓	✓

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Glossary - Investment Risks

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. Although municipal and taxable bonds must be rated investment grade when purchased by the fund, they may subsequently be downgraded.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Certain derivatives may cause taxable income.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

• Issuer and market risk. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, entering into futures contracts and engaging in forward commitment transactions, may cause taxable income and may magnify the fund’s gains or losses.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

• Management risk. Management risk is the risk that the investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market

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value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• State-specific risk. The fund is subject to the risk that Massachusetts’ economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Stock selection risk. Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile generally similar to the S&P MidCap 400, the fund is expected to hold fewer securities than the index. Owning fewer securities and having the ability to purchase companies not listed in the index can cause the fund to underperform the index.

• Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

Glossary - Other Potential Risks

• Temporary defensive position risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

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Management

Investment Adviser

The investment adviser for the funds is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $298 billion in 195 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $24.4 trillion in assets under custody and administration and $1.14 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Distributor

Each fund’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the funds to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser’s or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of Ethics

The funds, the investment adviser and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees does not disadvantage any fund managed by the investment adviser.

Portfolio Managers
Name of Fund	Primary Portfolio Manager
BNY Mellon Mid Cap Stock Fund	Stephen A. Mozur
BNY Mellon National Intermediate Municipal Bond Fund	John F. Flahive and Mary Collette O’Brien
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	John F. Flahive and Mary Collette O’Brien

Biographical Information

John F. Flahive, CFA, has been a primary portfolio manager of BNY Mellon National Intermediate Municipal Bond Fund since its inception in October 2000 and of BNY Mellon Massachusetts Intermediate Municipal Bond Fund since its inception in September 2002, and a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also first vice president of The Bank of New York Mellon, which he joined in October 1994.

Stephen A. Mozur, CFA, has been a portfolio manager of BNY Mellon Mid Cap Stock Fund since December 2004, and became the primary portfolio manager of BNY Mellon Mid Cap Stock Fund in March 2009. He has been a portfolio manager at Dreyfus since December 2004. Mr. Mozur is also a vice president of The Bank of New York Mellon, which he joined in 2002.

Mary Collette O’Brien, CFA, has been a primary portfolio manager of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund since March 2006. Ms. O’Brien has

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been a portfolio manager at Dreyfus since July 1996. She is also a vice president of The Bank of New York Mellon, which she joined in April 1995.

The funds’ Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed, and ownership of fund shares.

Investment Advisory Fee

Each of the funds has agreed to pay the investment adviser an investment advisory fee at the annual rate set forth in the table below, and, for the fiscal year ended August 31, 2010, each of the funds paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.

A discussion regarding the basis for the board’s approving each fund’s investment advisory agreement with the investment adviser is available in the fund’s annual report for the fiscal year ended August 31, 2010.

Investment Advisory Fees
Name of Fund	Contractual Investment Advisory Fee (as a percentage of average daily net assets)	Effective Investment Advisory Fee (as a percentage of average daily net assets)
BNY Mellon Mid Cap Stock Fund	0.75%	0.75%
BNY Mellon National Intermediate Municipal Bond Fund	0.35%	0.35%
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	0.35%	0.35%

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Shareholder Guide

Account Policies and Services

Each fund is offering its Dreyfus Premier shares in this prospectus. Each fund’s Dreyfus Premier shares are offered only in connection with dividend reinvestment and exchanges of a fund’s Dreyfus Premier shares for Dreyfus Premier shares of another fund or Class B shares of certain other funds advised by Dreyfus and of General Money Market Fund, Inc.

It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as a front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Contingent Deferred Sales Charge (CDSC)

The CDSC schedule applicable to the indicated fund’s Dreyfus Premier shares is set forth below.

BNY Mellon Mid Cap Stock Fund Dreyfus Premier Shares – CDSC Imposed When You Sell Shares
Years Since Purchase Was Made	CDSC as a % of your initial investment or your redemption proceeds (whichever is less)
Up to 2 years	4.00%
2 – 4 years	3.00%
4 – 5 years	2.00%
5 – 6 years	1.00%
More than 6 years	Shares will automatically convert to Investor shares (which are offered in a separate prospectus)

Dreyfus Premier shares of the fund are subject to an annual Rule 12b-1 fee of 0.75% of the class’s average daily net assets.

BNY Mellon National Intermediate Municipal Bond Fund BNY Mellon Massachusetts Intermediate Municipal Bond Fund Dreyfus Premier Shares – CDSC Imposed When You Sell Shares
Years since purchase was made	CDSC as a % of your initial investment or your redemption proceeds (whichever is less)
Up to 2 years	3.00%
2 – 4 years	2.00%
4 – 5 years	1.00%
5 – 6 years	none
More than 6 years	Shares will automatically convert to Investor shares (which are offered in a separate prospectus)

Dreyfus Premier shares of the fund are subject to an annual Rule 12b-1 fee of 0.50% of the class’s average daily net assets.

Buying Shares Through an Exchange

Your price for Dreyfus Premier shares of a fund is the net asset value per share (NAV) of that class, which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time), on days the NYSE is open for regular business. BNY Mellon Mid Cap Stock Fund’s investments are generally valued on the basis of market quotations or official closing prices. BNY Mellon National Intermediate Municipal Bond Fund’s and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s investments are generally valued by one or more independent pricing services approved by the fund’s board or on the basis of market quotations. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or

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prices from a pricing service are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those instruments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.

Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by BNY Mellon Mid Cap Stock Fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in foreign securities, small-capitalization equity securities, certain municipal bonds and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to a fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of a fund’s NAV by short-term traders. While the funds have a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Shareholder Guide — Account Policies — General Policies” for further information about the funds’ frequent trading policy.

No new or subsequent investments, including through automatic investment plans, are allowed in Dreyfus Premier shares of any fund, except through dividend reinvestment or permitted exchanges. If you hold Dreyfus Premier shares and make a subsequent investment in a fund, such subsequent investment will be made in the fund’s Investor shares. Investor shares are offered in a separate prospectus.

Orders to sell shares received by dealers by the close of trading on the New York Stock Exchange and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the New York Stock Exchange that day.

Because BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund seek tax exempt income, they are not recommended for purchase by qualified retirement plans or other tax-advantaged accounts.

Selling Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. The time period that you held Class B shares of another fund managed by the fund’s investment adviser that participated in a tax-free reorganization with the corresponding fund will be applied to the calculation of the CDSC to be imposed on your sale of such corresponding fund’s Dreyfus Premier shares. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

By Mail. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

BNY Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

IRA Accounts. To redeem shares of an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

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The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-8568

Telephone. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (TeleTransfer) to be sent to the account information on file with the fund. For wires or TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

Limitations on Selling Shares by Phone
Proceeds Sent By	Minimum Phone	Maximum Phone
Check	no minimum	$250,000 per day
Wire	$1,000	$500,000 for joint accounts every 30 days/$20,000 per day
TeleTransfer	$100	$500,000 for joint accounts every 30 days/ $20,000 per day

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions to establish the Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Systematic Withdrawal Plan.

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

General Policies

Unless you decline teleservice privileges on your application, the funds’ transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the funds’ transfer agent takes reasonable measures to confirm that instructions are genuine.

The funds are designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the Trust’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the funds will not enter into arrangements with any person or group to permit frequent trading.

Each fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

• refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser’s view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

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Transactions made through Automatic Withdrawal Plans, Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor’s trading history in other accounts under common ownership or control, in Dreyfus Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

The funds’ shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser’s ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide the investment adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If the investment adviser determines that any such investor has engaged in frequent trading of fund shares, the investment adviser may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent a fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent a fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the funds’ frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Distributions and Taxes

Each fund usually pays its shareholders dividends, if any, from its net investment income as follows:

Fund	Dividend Payment Frequency
BNY Mellon Mid Cap Stock Fund	Annually
BNY Mellon National Intermediate Municipal Bond Fund	Monthly
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Monthly

Each fund generally distributes any net capital gains it has realized once a year. Dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

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Distributions paid by a fund (except to the extent attributable to tax-exempt income) are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund anticipates that virtually all dividends paid to you will be exempt from federal and Massachusetts personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Massachusetts personal income tax purposes, distributions derived from interest on municipal securities of Massachusetts issuers and from qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts state personal income tax.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Services for Fund Investors

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic Services

Buying (through an exchange) or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services by calling your financial representative or 1-800-554-4611.

For Exchanging Shares
Auto-Exchange Privilege	For making regular exchanges from a fund into the same class of another fund or into Class B shares of another fund managed by the fund’s investment adviser.

For Selling Shares
Automatic Withdrawal Plan

For making regular withdrawals from a fund. There will be no CDSC on Dreyfus Premier shares, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

You can exchange Dreyfus Premier shares of a fund worth $500 or more (no minimum for retirement accounts) into the same class of another fund or into Class B shares of Dreyfus Funds and Class B shares of General Money Market Fund, Inc. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus

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for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

Account Statements

Every fund investor automatically receives regular account statements. You also will be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

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Financial Highlights

These financial highlights describe the performance of each fund’s Dreyfus Premier shares for the fiscal periods indicated. “Total return” shows how much your investment in a fund’s Dreyfus Premier shares would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm. KPMG’s report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

BNY Mellon Mid Cap Stock Fund
	Year Ended August 31,
Dreyfus Premier Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.08	10.40	13.52	13.74	14.44
Investment Operations:
Investment (loss)--net[a]	(.04)	(.01)	(.09)	(.07)	(.07)
Net realized and unrealized
gain (loss) on investments	.64	(2.29)	(.49)	2.07	1.19
Total from Investment Operations	.60	(2.30)	(.58)	2.00	1.12
Distributions:
Dividends from net realized gain on investments	-	(.02)	(2.54)	(2.22)	(1.82)
Net asset value, end of period	8.68	8.08	10.40	13.52	13.74
Total Return (%)	7.43	(22.09)	(6.63)	15.58	8.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.92	1.90	1.90	1.90
Ratio of net expenses to average net assets[b]	1.90	1.92	1.90	1.90	1.90
Ratio of net investment (loss)
to average net assets	(.45)	(.11)	(.73)	(.53)	(.48)
Portfolio Turnover Rate	123.41	147.50	121.12	112.31	93.33
Net Assets, end of period ($ x 1,000)	526	709	1,669	3,635	6,170
[a] Based on average shares outstanding at each month end.
[b]Expense waivers and/or reimbursements amounted to less than .01%.

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Financial Highlights (cont’d)

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Dreyfus Premier Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.10	12.84	12.81	13.00	13.24
Investment Operations:
Investment income--net[a]	.40	.42	.41	.39	.40
Net realized and unrealized
gain (loss) on investments	.64	.27	.04	(.17)	(.16)
Total from Investment Operations	1.04	.69	.45	.22	.24
Distributions:
Dividends from investment income--net	(.40)	(.42)	(.42)	(.41)	(.40)
Dividends from net realized gain on investments	-	(.01)	-	-	(.08)
Total Distributions	(.40)	(.43)	(.42)	(.41)	(.48)
Net asset value, end of period	13.74	13.10	12.84	12.81	13.00
Total Return (%)[b]	8.06	5.66	3.46	1.68	1.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25	1.26	1.26	1.26	1.26
Ratio of net expenses to average net assets[c]	1.25	1.26	1.26	1.26	1.26
Ratio of net investment income
to average net assets	3.02	3.37	3.27	3.13	3.12
Portfolio Turnover Rate	42.75	42.82	49.50	27.18	28.19
Net Assets, end of period ($ x 1,000)	120	166	177	327	2,474
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

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Financial Highlights (cont’d)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Dreyfus Premier Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.89	12.60	12.45	12.61	12.78
Investment Operations:
Investment income--net[a]	.35	.37	.38	.35	.37
Net realized and unrealized gain (loss)
on investments	.53	.29	.14	(.14)	(.14)
Total from Investment Operations	.88	.66	.52	.21	.23
Distributions:
Dividends from investment income--net	(.35)	(.37)	(.37)	(.37)	(.37)
Dividends from net realized gain on investments	-	-	-	-	(.03)
Total Distributions	(.35)	(.37)	(.37)	(.37)	(.40)
Net asset value, end of period	13.42	12.89	12.60	12.45	12.61
Total Return (%)[b]	6.94	5.38	4.25	1.71	1.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.29	1.27	1.28	1.29
Ratio of net expenses to average net assets	1.27	1.29[c]	1.27[c]	1.25	1.25
Ratio of net investment income
to average net assets	2.69	2.95	2.97	2.96	2.99
Portfolio Turnover Rate	21.44	16.78	8.75	18.85	20.57
Net Assets, end of period ($ x 1,000)	20	19	18	17	165
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.
[c]Expense waivers and/or reimbursements amounted to less than .01%.

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BNY Mellon Mid Cap Stock Fund
BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund

Series of BNY Mellon Funds Trust

SEC file number: 811-09903

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund’s performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. Each fund’s most recent annual and semiannual report is available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Each fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center — Dreyfus Mutual Funds — Mutual Fund Total Holdings Reports. The information will be posted with a one-month lag and will remain accessible until the Trust files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, each fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the Trust’s policies and procedures with respect to the disclosure of a fund’s portfolio securities is available in the Trust’s SAI.

To obtain information:

By telephone Call 1-800-554-4611.

By mail  Write to The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

On the Internet  Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2010 MBSC Securities Corporation MFT3P1210